As filed with the Securities and Exchange Commission on February 27, 2017

Securities Act Registration No. 333-07305

Investment Company Act Registration No. 811-07685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No. _____	[ ]

Post-Effective Amendment No. 105	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 106

FRONTIER FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

 (Name and Address of Agent for Service)

Copies to:

Ellen R. Drought

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on March 1, 2017 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

FRONTIER FUNDS

PROSPECTUS

Frontier Silk Invest New Horizons Fund
Institutional Class Shares (FSNHX)

Service Class Shares (FNHSX)

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

March 1, 2017

Summary Section	1
Principal Investment Strategy and Related Risks	6
Financial Highlights	9
Fund Management	11
Your Account	12
Distribution and Shareholder Servicing Arrangements	17
Exchange Privilege	18
Valuation of Fund Shares	19
Distributions and Federal Income Tax Treatment	20

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Frontier Funds, Inc. (the “Company”) has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see the Fund’s privacy policy inside the back cover of this Prospectus.

SUMMARY SECTION

Investment Objective.  The investment objective of the Frontier Silk Invest New Horizons Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Service Fee (for shares redeemed by wire)	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses
Shareholder Servicing Fee	NONE	0.15%
Additional Other Expenses(1)	0.82%	0.75%
Total Other Expenses	0.82%	0.90%
Total Annual Fund Operating Expenses	2.27%	2.35%
Fee Waiver(2)	(0.42)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver	1.85%	2.00%(3)

____________

(1)

“Additional Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

Pursuant to an expense cap agreement between Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, and the Fund, Frontegra has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 1.85% and 2.00% of the Fund’s average daily net assets attributed to Institutional Class and Service Class shares, respectively.  Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation described above and in place at the time of recoupment.  The expense cap agreement will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.

(3)

The “Total Annual Fund Operating Expenses After Fee Waiver” for the Service Class shares do not correlate to the “Ratio of expenses to average net assets” figure in the Financial Highlights section of this Prospectus because the Service Class shares accrued only 0.10% for Shareholder Servicing Fees during the fiscal period from the Service Class’ inception on May 27, 2016 until October 31, 2016.

Example.  The following example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$188	$627
Service Class	$203	$665

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal period from the Fund’s inception on May 25, 2016 until October 31, 2016, the Fund had a portfolio turnover rate of 15% of the average value of its portfolio.

Principal Investment Strategy.  Under normal market conditions the Fund will invest at least 80% of its net assets in securities of issuers located in frontier markets or whose primary operations or principal trading markets are in frontier markets and depositary receipts (including American Depositary Receipts) of such issuers.  In general, “frontier” market countries are currently considered by the Fund’s subadviser, Silk Invest Limited (“Silk”), to be those countries included in at least one of the following frontier markets indices: MSCI Frontier Markets Index, Russell Frontier Index, FTSE Frontier Index or S&P Frontier BMI Index.  These countries typically are located in Central and Eastern Europe, Africa, the Middle East, Asia and Central and South America.

Silk considers the following countries, among others, to be frontier markets:

•

Central and Eastern Europe:  Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Latvia, Lithuania, Macedonia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, and Ukraine

•

Africa:  Botswana, Cote d’Ivoire, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, South Africa, Swaziland, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe

•

Middle East:  Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, and United Arab Emirates

•

Asia:  Azerbaijan, Bangladesh, Cambodia, Indonesia, Kazakhstan, Mongolia, Pakistan, Philippines, Sri Lanka, Thailand, Turkmenistan, Vietnam

•

Central and South America:  Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad and Tobago, Uruguay, Venezuela

The Fund will predominantly invest in equity securities.  The Fund may invest in companies of any market capitalization.  The Fund’s exposure to certain frontier markets typically will be effected through participation notes (“P-Notes”), which are equity-linked derivatives issued by banks or broker-dealers that are designed to replicate the performance of certain issuers.  The Fund will have significant investments in the financial services and telecommunications services sectors.

Silk may make adjustments to the list of frontier markets countries from time to time based on economic criteria, market changes, or other factors.

Principal Investment Risks.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Equity Securities Risks.  Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.  Geopolitical events, including those in the Ukraine and Middle East, may also cause market disruptions.

Depositary Receipts Risks.  The risks of depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) include many of the risks associated with investing directly in foreign securities, such as currency-rate fluctuations and political and economic instability.

Frontier Markets Risks.  Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier market countries.  Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties.  Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss.

Emerging Markets Risks.  Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Valuation Risks.  The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Sector Weightings Risk.  To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.  If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Financial Services Sector Risks.  To the extent that the Fund invests a significant portion of its assets in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.  Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

Telecommunication Services Sector Risk.  To the extent that the Fund invests a significant portion of its assets in the telecommunications services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the telecommunications services sector.  Companies in the telecommunication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, central banks or supranational entities such as the International Monetary Fund (“IMF”) or managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier market companies trade.  For example, Nigeria has experienced economic challenges and liquidity issues with respect to its currency.

Small- and Medium-Capitalization Company Risks.  Small-capitalization and medium-capitalization companies are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of medium-capitalization and small-capitalization companies may be substantially less than is typical of larger companies.

P-Note Risks.  P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of an underlying security or market.  The risks of P-Notes include many of the risks associated investing directly in foreign securities.  Additionally, P-Notes may be subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligations under the notes.

New Fund Risks.  The Fund has only a limited history of operations.  Silk has not previously acted as an investment adviser or subadviser to an investment company registered with the SEC.  As the subadviser to a mutual fund, Silk is subject to additional limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended.  Additionally, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio management team to produce the desired results.

Liquidity Risks.  From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid.  The Fund may not be able to sell certain securities when Silk considers it desirable to do so and/or may have to sell the security at a lower price.  Market prices for such securities may be volatile.

Cybersecurity Risks.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance.  Performance information for the Fund is not included because the Fund does not have returns for one full calendar year.  Updated performance information is available on the Company’s website www.frontiermutualfunds.com or by calling toll-free 1-800-825-2100.

Management.

Investment Adviser and Subadviser.  Frontegra is the investment adviser to the Fund.  Silk is the subadviser to the Fund.

Portfolio Managers.

Name	Portfolio Manager of the Fund Since	Title
Olufunmilayo Akinluyi	Inception of the Fund in 2016	Lead Portfolio Manager
Zin El Abidin Bekkali	Inception of the Fund in 2016	Chief Investment Officer and Portfolio Manager

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below, which may be modified for purchases made through certain financial intermediaries.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Minimum Subsequent Investments
Institutional Class	$100,000	$1,000
Service Class	$10,000	$1,000

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of funds from these tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective.  The investment objective of the Fund is capital appreciation.  This investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategy.  Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of issuers located in frontier markets or whose primary operations or principal trading markets are in frontier markets, and depositary receipts, including ADRs, GDRs and EDRs.

The Fund will predominantly invest in listed equity securities and may invest in the equity securities of companies of any size.  The Fund may invest in companies of any market capitalization.  The Fund’s exposure to certain frontier markets typically will be effected through P-Notes.  The Fund will have significant investments in the financial services and telecommunications services sectors.

 Silk’s investment philosophy is to combine fundamental in-depth research and a conservative valuation approach with a diversification strategy designed to limit downside risk.

Silk utilizes quantitative analysis to screen the investment universe and fundamental analysis in selecting securities for the Fund’s portfolio.  Silk’s selection process begins with a quantitative analysis of potential investments, looking for certain metrics to define the country universe and the liquidity of the investments.  Silk then narrows the universe of potential investments through fundamental analysis to determine the intrinsic value of a security.  Silk examines certain economic, financial, and other qualitative and quantitative factors, including both macroeconomic factors, such as the overall economy and industry conditions, and company‐specific factors, such as management.  Silk purchases securities that have a favorable combination of qualitative and quantitative factors.

Silk may sell securities which no longer meet the investment criteria set forth above, to secure gains, limit losses or redeploy assets to more promising opportunities.

Temporary Strategy.  The Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

Principal Risk Factors.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Equity Securities Risks.  Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Stock Selection Risks.  Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks.  Most of the Fund’s investments will be in securities issued by foreign companies, which makes the Fund subject to more risks than if it invested solely in domestic common stocks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.  Risks of foreign common stocks also include higher brokerage costs, expropriation or nationalization, transfer restrictions and restrictions on foreign investments and exchange of securities. Geopolitical events, including those in the Ukraine and the Middle East, may also cause market disruptions.

Depository Receipts Risks.  The Fund invests in foreign securities by purchasing depositary receipts, including ADRs, GDRs and EDRs.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Depositary receipts are typically issued by a U.S. or foreign bank or trust company evidencing its ownership of the underlying securities.  The risks of such depositary receipts include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

Frontier Markets Risks.  Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries.  The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets.  Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss.  In addition to withholding taxes on investment income, some countries with frontier markets may impose different capital gains taxes on foreign investors.  All of these factors can make frontier market securities more volatile and potentially less liquid than securities issued in more developed markets, including more developed emerging markets.

Emerging Markets Risks.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems than more developed foreign markets.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.    Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issues or industries.  Investments in emerging market securities may be more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  In addition to withholding taxes on investment income, some countries with emerging markets may impose different capital gains taxes on foreign investors.

Valuation Risks.  The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Sector Weightings Risk.  To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector.  If a Fund invests in only a few sectors it will have more exposure to the price movements of those sectors.

Financial Services Sector Risks.  To the extent that the Fund invests a significant portion of its assets in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector.  The financial services sector includes, among others, the following industries:  commercial banking, investment banking and brokerage, consumer finance, insurance and real estate management.  Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.  The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades.  In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework.

Telecommunication Services Sector Risk.  To the extent that the Fund invests a significant portion of its assets in the telecommunications services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the telecommunications services sector.  The telecommunication services sector is characterized by increasing competition and government regulation.  Companies in the telecommunication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.  Technological innovations may make the products and services of certain telecommunication companies obsolete.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the IMF, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier market companies trade, or by the imposition of currency controls or other political developments in the United States or abroad.  For example, Nigeria has experienced economic challenges and liquidity issues with respect to its currency.   As a result of these and other currency risks, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund.

Small- and Medium-Capitalization Company Risks.  Small-capitalization and medium-capitalization companies are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of medium-capitalization and small-capitalization companies may be substantially less than is typical of larger companies.  Therefore, securities of these companies may be subject to greater and more abrupt price fluctuations and may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

P-Note Risks.  P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of an underlying security or market.  P-Notes may be purchased to gain access to markets that are restricted to direct investment by foreign investors.  The risks of P-Notes include many of the risks associated with investing directly in foreign securities.  Additionally, P-Notes may be subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation under the notes.  Additionally, while P-Notes may trade on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

New Fund Risks.  The Fund has only a limited history of operations.  Silk has not previously acted as investment adviser or subadviser to an investment company registered with the SEC.  As the subadviser to a mutual fund, Silk is subject to additional limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended.  Additionally, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Liquidity Risks.  From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid.  Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security.  Market prices for such securities may be volatile.  An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Cybersecurity Risks.  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, Frontegra, Silk, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Portfolio Holdings Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe the financial performance for the Fund’s Institutional Class and Service Class shares since inception.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all distributions).  The information has been audited by Cohen & Company, Ltd. (“Cohen”).  The Fund’s financial statements, along with Cohen’s report, are included in the Fund’s annual report, which is available upon request.

FRONTIER SILK INVEST NEW HORIZONS FUND ‒ INSTITUTIONAL CLASS	Period Ended October 31, 2016(1)

Net Asset Value, Beginning of Period	$10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment income	0.04
Net realized and unrealized loss on investments	(0.64)
Total Loss from Investment Operations	(0.60)

Net Asset Value, End of Period	$9.40

Total Return	(6.00)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$29,376

Ratio of expenses to average net assets
Before waivers and reimbursements	2.27%(3)
Net of waivers and reimbursements	1.85%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.66%(3)
Net of waivers and reimbursements	1.08%(3)
Portfolio turnover rate(4)	15%(2)

________________

(1) Commenced operations on May 25, 2016.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FRONTIER SILK INVEST NEW HORIZONS FUND ‒ SERVICE CLASS	Period Ended October 31, 2016(1)

Net Asset Value, Beginning of Period	$10.02

LOSS FROM INVESTMENT OPERATIONS:
Net investment income	0.03
Net realized and unrealized loss on investments	(0.65)
Total Loss from Investment Operations	(0.62)

Net Asset Value, End of Period	$9.40

Total Return	(6.19)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,681
Ratio of expenses to average net assets
Before waivers and reimbursements	2.35%(3)
Net of waivers and reimbursements	1.95%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.73%(3)
Net of waivers and reimbursements	1.13%(3)
Portfolio turnover rate(4)	15%(2)

________________

(1) Commenced operations on May 27, 2016.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board”) is responsible for managing the Company’s business and affairs.  The Board also oversees matters required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  Frontegra has entered into a subadvisory agreement with Silk under which Silk manages the Fund’s portfolio, subject to Frontegra’s supervision.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Fund’s portfolio by Silk and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.  Frontegra is affiliated with Frontier Partners, Inc., a consulting firm that provides marketing services to third party investment advisers, including Silk.

A discussion regarding the Board’s basis for approving the investment advisory agreement and subadvisory agreement is included in the Fund’s annual report for the period ended October 31, 2016.

Management Fees.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 1.45% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.85% and 2.00% of the Fund’s average daily net assets for Institutional Class and Service Class shares, respectively.  The expense cap agreement will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  The expense cap agreement may have the effect of increasing the Fund’s overall expense ratio during the periods where Frontegra recoups previously waived or reimbursed expenses, subject to the expense limitation agreement in place at the time of recoupment.

Silk Invest Limited.  Silk is a limited liability company organized under the laws of the United Kingdom and was formed in May 2008.  Silk is an investment advisory firm authorized and regulated in the United Kingdom by the Financial Conduct Authority (“FCA”) and registered as an investment adviser with the SEC since September 2012.  Silk is located at 78 Cannon Street, London, EC4N 6HL, United Kingdom.  Under the subadvisory agreement, Silk is compensated by Frontegra for its investment subadvisory services from the advisory fees received by Frontegra from the Fund, after giving effect to the expense cap agreement.  Silk provides a continual program of investment and evaluation for the Fund and is responsible for selecting the broker-dealers who execute portfolio transactions for the Fund.  In addition to providing portfolio management services to the Fund, Silk serves as investment adviser to other collective investment vehicles and non U.S. investment funds.  As of January 31, 2017, Silk had discretion over assets under management of approximately U.S. $115.3 million.

Portfolio Managers.  Olufunmilayo Akinluyi serves as the Fund’s lead portfolio manager, and Zin El Abidin Bekkali serves as Chief Investment Officer and portfolio manager.

Ms. Akinluyi was one of the co-founders of Silk in 2008 and currently serves as the lead portfolio manager of the Silk Frontier and African Equity strategies.  Prior to joining Silk, Ms. Akinluyi was a risk analyst at Northern Trust and Barings Asset Management from 2007 until 2008, the lead portfolio manager at IBTC Chartered Nigeria (currently, Stanbic IBTC) for African equity and fixed income funds from 2005 until 2007, and the Head of Research and Business Development at Orwell International Nigeria from 2004 until 2005.  She holds a bachelor’s degree in Economics from the University of Lagos, Nigeria, a Master’s degree in Finance and DIC from Imperial College London and has completed the Investment Management Program from the London Business School.  Ms. Akinluyi is a Nigerian citizen and is based in London, England.

Mr. Bekkali has been Chief Executive Officer and a portfolio manager since founding Silk in 2008.  From 2004 to 2008, Mr. Bekkali led groups in strategy, product development, operations and M&A transactions at Fortis Investments.  Prior to that, he consulted in private equity at Bain & Company from 2003 until 2004.  He also previously served as manager of insurance assets in Eastern Europe and Head of Business Services at ING Investment Management from 1999 until 2003.  Mr. Bekkali was born in the Netherlands and holds Moroccan and Dutch citizenship.  He has lived in Africa, Europe and Asia and speaks Dutch,

Arabic, French and English.  He holds a bachelor’s degree in Econometrics and a Master’s degree in Operations Research & Management from the University of Amsterdam.  Mr. Bekkali is a CFA charter holder and he completed his Executive Masters in Business Administration from the London Business School of the University of London.

The Fund’s SAI provides additional information about the Fund’s portfolio managers, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.  The Distributor is managed and owned by Mr. Forsyth, who manages and owns the Fund’s investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV for a class of shares is determined by adding the value of the Fund’s investments, cash and other assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding for the class.  Due to the fact that different expenses are charged to the Institutional Class and Service Class shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund or an authorized agent, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate to sell shares of the Fund (collectively, “Financial Intermediaries”), receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, other financial intermediaries and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Initial Investment by Mail.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontier Funds, Inc.” to:  Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Initial Investment by Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA Number 075000022

Credit to:	U.S. Bancorp Fund Services, LLC
Account Number 112-952-137

Further credit to:	Frontier Funds, Inc.
Frontier Silk Invest New Horizons Fund
(Class of Shares)
(investor account number)
(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Investment through Financial Intermediaries.  Alternatively, you may place an order to purchase shares of the Fund through a Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The

Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Institutional Class shares and Service Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Service Class shares impose a shareholder servicing fee that is assessed against the assets of the Fund attributable to that class.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontier Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments by Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 180 days or less are subject to a redemption fee of 2.00%.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders that invest through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Silk and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash and would bear any market risk until the securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may also result in realized gains or losses for federal income tax purposes.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 180 days or less from their date of purchase.  The 180 day period during which shares are subject to the redemption fee commences on the day after the shares are purchased.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•

shares purchased through retirement plans in limited circumstances;

•

shares acquired through re-investments of Fund distributions; or

•

shares redeemed because of death or disability.

The Fund may waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when changing account ownership; and

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $1,000 for Service Class shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.  A termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts, and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 888-825-2100 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Fund’s discretion in consultation with Frontegra or Silk, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Silk and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption fee for redemptions or exchanges of shares 180 days or less after their date of purchase (determined on a first-in, first-out basis); and

•

regular reports to the Board by the Fund’s Chief Compliance Officer regarding any unusual trading activity and any waivers of the short-term redemption fee.

The Distributor or an affiliate has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor or an affiliate to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial

Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies.  As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Shareholder Servicing Fee (Service Class Shares Only).  The Company, on behalf of the Fund’s Service Class, has adopted a shareholders servicing plan (the “Service Plan”).  Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other administrative, recordkeeping, sub-accounting and other administrative services for Service Class shareholders.

Payments to Financial Intermediaries.  From time to time, the Company or the Distributor may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or Frontegra may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund.  In some circumstances, Institutional Class shares of the Fund may directly pay the intermediary for performing sub-transfer agent and other administrative services to clients who hold Institutional Class shares of the Fund through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Transfer Agent.  Service Class shares of the Fund pay a shareholder servicing fee as described above.

In addition, the Distributor or Frontegra may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or Frontegra may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or Frontegra may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any service fees payable under the shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment between classes or from one Frontier Fund to another Frontier Fund at any time by written request, if you meet the minimum investment requirements for the class and fund into which you would like to exchange, and if the class and fund are open to new investors.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  However, a conversion from one class to another class within the same Fund will not be a taxable transaction.

Exchange requests should be directed to: Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  If your shares are held in an account with a Financial Intermediary, contact the Financial Intermediary.  A Financial Intermediary may impose conditions on exchanges in addition to those disclosed in this prospectus.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontier Fund, you may be subject to the redemption fee described above under “Your Account – Redemption Fee.”

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  If a non-exchange traded security does not trade on a particular day, the last quoted bid price will be used.

Debt securities are valued at the bid price provided by an independent pricing service (“Pricing Service”), which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations.  Short-term investments maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method, which approximates fair value.

All ETFs are valued at the last reported sale price on the exchange on which the security is principally traded.  If, on a particular day, an ETF does not trade, then the most recent quoted bid price will be used.

P-Notes are priced on the basis of valuations provided by a Pricing Service, using a methodology for P-Notes provided by a third-party analytics firm.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Silk in good faith and in accordance with procedures approved by the Board.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  Prices of foreign securities or other assets quoted in foreign currencies are translated into U.S. dollars at current rates.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Fund has retained a Pricing Service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV.  The fair value pricing service may employ quantitative models in determining fair value.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

On May 25, 2016, the Fund succeeded the tax basis of certain portfolio securities (the “Transferred Securities”) acquired from a private investment fund (the “Private Fund”) managed by Silk in the frontier markets strategy.  Shareholders should be aware that as the Fund sells the Transferred Securities, any unrealized gain inherent in the Transferred Securities at the time the Fund acquired the Transferred Securities, along with any appreciation that occurred while the Fund held the Transferred Securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes.  Accordingly, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of the Fund, including appreciation that occurred prior to the Fund’s acquisition of the Transferred Securities from the Private Fund.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gains from foreign currency transactions) generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income” (generally, dividends received by the Fund from U.S. corporations and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.) and the shareholder satisfies certain holding period requirements.  For non-corporate shareholders, “qualified dividend” income is currently eligible for the reduced federal income tax rates applicable to long-term capital gains.  Currently, the maximum federal income tax rate applicable to long-term capital gains, and thus to qualified dividend income, is 20%.

If the Fund distributes any net capital gain (the excess of net long-term capital gain over net short-term capital loss), then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the distribution.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash, Fund shares, or in kind securities received in the distribution, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of net capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gain or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale, exchange or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale, exchange or redemption proceeds, including in kind proceeds, are more or less than your adjusted basis in the sold, exchanged or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale, exchange or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontier Fund generally will have similar tax consequences to a sale or redemption of Fund shares.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Medicare Tax.  In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number or the Fund receives notification from the Internal Revenue Service requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income or assess taxes on capital gains.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities.  The Fund will notify you if it makes such an election.

Cost Basis Reporting.  The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares when the shareholder subsequently sells, exchanges or redeems those shares.  The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular shareholder.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
Steven K. Norgaard	Frontegra Funds, Inc.
James M. Snyder	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
OFFICERS	Milwaukee, Wisconsin 53202-5207

William D. Forsyth III	For regular mail deliveries, use:
Elyce D. Dilworth	Frontier Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
INVESTMENT ADVISER	P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Frontegra Asset Management, Inc.
400 Skokie Boulevard, Suite 500	INDEPENDENT REGISTERED PUBLIC
Northbrook, Illinois 60062	ACCOUNTING FIRM

SUBADVISER	Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Silk Invest Limited	Cleveland, Ohio 44115
78 Cannon Street
London EC4N 6HL	LEGAL COUNSEL
United Kingdom
Godfrey & Kahn, S.C.
CUSTODIAN	833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•

Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•

Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include companies that act as investment advisers to Frontier Funds, Inc. and/or are related to Frontier Funds, Inc. through common control or ownership.  Affiliates include the Fund’s investment adviser, Frontegra Asset Management, Inc., Timpani Capital Management LLC, an affiliated investment adviser, Frontier Partners, Inc., a consulting/marketing firm, and Frontegra Strategies, LLC, the principal distributor of the Fund’s shares.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as subadvisers, transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws.  To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

This Page is Not a Part of the Prospectus

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders as they become available.  The Fund’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year once the Fund’s financial statements cover a period of more than six months.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI is and the shareholder reports are also available, free of charge, on the Company’s website at http://www.frontiermutualfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Frontier Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.

STATEMENT OF ADDITIONAL INFORMATION

FRONTIER FUNDS, INC.

Frontier Silk Invest New Horizons Fund
Institutional Class Shares (FSNHX)
Service Class Shares (FNHSX)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Frontier Silk Invest New Horizons Fund (the “Fund” or “New Horizons Fund”) dated March 1, 2017.  The Fund is a series of Frontier Funds, Inc. (the “Company”).  The audited financial statements for the Fund for the fiscal period ended October 31, 2016, are incorporated herein by reference to the Fund’s 2016 Annual Report.  Copies of the Prospectus and/or the Fund’s 2016 Annual Report are available without charge upon request to the above address or toll-free telephone number, or you can visit the Fund’s website at http://www.frontiermutualfunds.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated March 1, 2017.

You should rely only on the information contained in this SAI and the Prospectus dated March 1, 2017.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.  This SAI applies to the Institutional Class and Service Class shares of the Fund.  The three classes in some cases of shares of the other series of the Company are offered in a separate SAI.

ii

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.  Effective October 31, 2014, the Company changed its name from Frontegra Funds, Inc. to Frontier Funds, Inc.

The Fund is a diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers seven separate series.  The Board of Directors of the Company (the “Board”) has established three classes of shares of common stock:  Institutional Class, Service Class and Class Y.  The Company is authorized to issue 2,000,000,000, $.01 par value, shares of common stock in series and classes.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares

Frontier Timpani Small Cap Growth Fund
Institutional Class	50,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier Netols Small Cap Value Fund
Institutional Class	50,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier Phocas Small Cap Value Fund
Institutional Class	100,000,000
Service Class	50,000,000

Frontier MFG Core Infrastructure Fund
Institutional Class	50,000,000
Service Class	50,000,000

Frontier MFG Global Equity Fund
Institutional Class	100,000,000
Service Class	50,000,000

Frontier MFG Global Plus Fund
Institutional Class	100,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier Silk Invest New Horizons Fund
Institutional Class	50,000,000
Service Class	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights.  Each share of common stock is entitled to participate in distributions of investment company taxable income and net capital gain as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is capital appreciation.  This investment objective is fundamental and may not be changed without shareholder approval.

The following is a complete list of the Fund’s fundamental investment limitations that cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontier Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

10.

May not change its investment objective.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies, which may be changed by the Board without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”).

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

With the exception of the policy set out in item 3 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Prospectus.

Recent Market Conditions

In recent years, U.S. and international markets have experienced dramatic volatility.  For example, in June 2016, the United Kingdom voted to leave the European Union following a referendum referred to as “Brexit.”  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict.  During certain periods, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Accordingly, the following securities may be subject to increased risks.

Convertible Securities and Preferred Stocks

The Fund may invest in convertible securities, which are debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities.  The Fund may also invest in preferred stocks, which are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

Concentration

The Fund has adopted a fundamental investment policy that prohibits the Fund from investing more than 25% of its assets in the securities of companies the principal business activities of which are in the same industry.  This policy does not apply to securities in which the Fund may invest that are issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions.  For purposes of this policy, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”) determines the industry classifications of the Fund’s investments using industry data obtained from third-party statistical organizations.  In the absence of such a classification for a particular issuer, the subadviser to the Fund, Silk Invest Limited (“Silk” or the “Subadviser”), may provide an industry classification.  Alternately, the Adviser may classify a particular issuer in good faith based on its own analysis of the economic characteristics affecting the issuer.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities or issuers based in foreign countries.  ADRs include American Depository shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs in registered form are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Swap Agreements

The Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” i.e., the agreed upon basis for calculating the obligations that the parties to the swap agreement have agreed to exchange.

Typically, swap agreements to be entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Subadviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty to a swap agreement.

The Fund may enter into a swap agreement in circumstances where the Subadviser is unable to purchase the underlying securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The Fund expects to limit its investments in swap agreements to equity swaps.  The Fund may enter into equity swaps to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in securities is restricted for legal reasons or is otherwise impracticable.  For example, in Saudi Arabia, foreign investors are prohibited from directly investing in Saudi Arabian securities.  The terms of an equity swap generally are privately negotiated by the Subadviser and the swap counterparty.  Equity swaps are subject to counterparty credit risk.  An equity swap could result in losses if the underlying stock does not perform as anticipated.  If the counterparty fails to meet its obligations, the Fund could sustain significant losses.

Foreign Currency-Related Derivative Strategies

The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when Silk believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Foreign Currency Transactions

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules.  All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Exchange-Traded Funds and Other Investment Companies

The Fund may invest in securities issued by Exchange Traded Funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The Fund may invest in money market mutual funds or securities of other investment companies investing in short-term debt securities as a temporary strategy, pending reinvestment or when attractive equity investments are unavailable.  The Fund may invest its assets in ETFs that hold international equities, including the securities of one or more emerging market companies.  The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity.  The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Foreign Investment Companies

Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Foreign Securities and Currencies

The Fund may invest directly in securities of non-U.S. companies.  The Fund will invest at least 80% of its net assets in securities of issuers located in frontier markets or whose primary operations or principal trading markets are in frontier markets and depositary receipts (including ADRs, GDRs and EDRs) of such issuers.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.  Forward currency transactions are over the counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Furthermore, the United States imposes a 30% withholding tax, which is generally non-refundable, on certain payments to certain foreign entities, which could therefore affect the Fund’s return on a foreign security that in turn receives payments from the U.S.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities where the disposition of which are restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A ore Regulation S under the Securities Act, repurchase agreements with maturities in excess of seven days, securities that typically have extended settlement periods longer than seven days (e.g., bank loans, loan participations and certain foreign securities) and foreign securities that, when sold for cash in the local currency, are subject to extended delays in converting the sales proceeds to U.S. dollars due to foreign exchange market restrictions (e.g., infrequent currency auctions).  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A and Regulation S securities may be treated as liquid securities if they meet the criteria in the Fund’s liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated the day-to-day determination of the liquidity of any security to Silk, although it has retained oversight and ultimate responsibility for such determinations.  The Board has directed Silk to look to factors including, but not limited to: the frequency of trades and quotes for the security; the willingness of dealers to undertake to make a market in the security; the nature of the market for a security (including the time needed to dispose of the security); corporate buy back ability; short interest in the security; political, economic and other regulatory factors; company-specific fundamental and non-fundamental news; settlement practices, registration procedures, limitations on currency conversion or repatriation, and transfer limitations (for foreign securities); and any other information deemed relevant.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Initial Public Offerings

The Fund may purchase stock in an initial public offering (“IPO”).  An IPO is a company’s first offering of stock to the public, typically to raise additional capital.  Shares are given a market value reflecting expectations for the company’s future growth.  The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  In addition, the Adviser or Subadviser cannot guarantee access to IPOs.

Investment Grade Debt Obligations

The Fund may invest in investment grade debt obligations, which include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Payments in lieu of dividends received by the Fund on the loaned securities are not treated as “qualified dividend income” for tax purposes.

Line of Credit

The Fund may borrow money from banks to the extent allowed (as described above under “Fund Policies:  Fundamental and Non-Fundamental”) to meet shareholder redemptions.  The Fund may enter into a line of credit with a bank in order to provide short-term financing, if necessary, in connection with shareholder redemptions.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.  A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% its taxable income to its shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for the special tax treatment available to REITs, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of its securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  Silk will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Sovereign Debt

The Fund may invest in sovereign debt.  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.  Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports.  Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves.  Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment.  The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations.  In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.  At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.  Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.  Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt.  There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund.  Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors.  Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (“IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds.  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.  Investors should recognize that Brady Bonds do not have a long payment history.  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds.  Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  Brady Bonds are often viewed as having several valuation components:  (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics.  The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.  Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Short-Term Fixed Income Securities

The Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.  When the Fund takes a temporary position, the Fund may not achieve its investment objective.  Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  The Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship in 2008.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable.  If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  The maximum insurance payable by the Federal Deposit Insurance Corporation (“FDIC”) as to any one certificate of deposit was increased permanently from $100,000 to $250,000 per depositor.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  Silk monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  Silk does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  Silk will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Silk of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Fund may also invest in the short-term investment funds of their custodial bank.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of capital gains, including short-term capital gains, taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently subject to a maximum federal income tax rate of 39.6%).

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, due to his ownership interest in and positions with Frontegra, and its affiliate, Frontegra Strategies, LLC.  The information in the table is as of the date of this SAI.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. (“CFI”) from 1994 to 2011 when he retired.  CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	7	Boulder Growth & Income Fund, Inc.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	IronBridge Funds, Inc. (with oversight of four portfolios)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co- president from 1996 – 2008) Indefinite; since May 1996. Indefinite; since August 2014.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008.  Mr. Forsyth has served as Vice President of Timpani since August 2015.  Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds’ shares, since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm (“Frontier”).  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				7	None

Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008.  Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015.  She served as Chief Financial Officer of Timpani from April 2008 to March 2010.  Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011 and from September 2014 to February 2015.  Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008.  From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

___________________

(1)

The Frontier Funds consist of seven separate series.

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of three independent directors, Mr. Heald, Mr. Norgaard and Mr. Snyder, and one interested director, Mr. Forsyth.  Mr. Heald is the lead independent director.  The Board has not designated a chairman.  As President of the Company, Mr. Forsyth is the presiding officer at all meetings of the Board in the absence of a designated chairman.  As President, Mr. Forsyth serves as Chief Executive Officer of the Company.  In the event the Board was to designate a chairman, the Chairman of the Board would preside at each meeting of the Board and have general supervision of the business of the Company and its officers.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, together with the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board has two standing committees – an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee:  oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal period ended October 31, 2016, the Audit Committee met once.  The three independent directors – Mr. Heald, Mr. Norgaard and Mr. Snyder – form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.

The Nominating Committee is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Company and recommending to the Board the candidates for election to the Board.  The Nominating Committee will consider nominees recommended by shareholders.  Shareholders should submit recommendations in writing to the President of the Company.  At a minimum, the recommendation should include:  the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Company as defined in the 1940 Act; any other information the Fund would be required to include in a proxy statement if the person was nominated; and the name and address of the person submitting the recommendation, together with the number of shares of the Fund held by such person and the period for which shares were held.  The Committee is also responsible for reviewing the compensation of the independent directors and implementing the Company’s retirement policy.  The Nominating Committee did not meet during the fiscal period ended October 31, 2016.  The three independent directors – Mr. Heald, Mr. Norgaard and Mr. Snyder – form the Nominating Committee.  Mr. Snyder is the Chairman of the Nominating Committee.

The Board’s role is one of oversight rather than management.  Management of the Fund is overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  Each Adviser reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Company as a whole.  Each Adviser reports to the CCO and/or the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund and the Company.

The Board has appointed the CCO who reports directly to the independent directors.  The CCO attends all Board meetings and presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information reported to the Board or Fund management by the Adviser, Subadviser and service providers to the Frontier Funds regarding various compliance, investment, business and other risk management issues.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and owns 100% of Frontegra.  He also is President of the Distributor and is a partner of Frontier, established in 1993.  Prior to 1993, he was a partner at Brinson Partners, Inc., an investment adviser, and was employed by Harris Trust & Savings Bank.  Through his positions with the Company and its affiliated companies, experience with investment advisers and investment companies and his employment experience, Mr. Forsyth is experienced with financial, accounting, legal, regulatory and investment matters.

David L. Heald.  Mr. Heald has served as a director of the Company since 1996.  Mr. Heald previously served as principal and director of Consulting Fiduciaries, Inc., which was a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Through his experience with investment advisers and investment companies, his employment experience and his legal training and practice, Mr. Heald is experienced with financial, accounting, legal, regulatory and investment matters.

Steven K. Norgaard.  Mr. Norgaard has served as a director of the Company since 2013.  Mr. Norgaard is an attorney and certified public accountant.  Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C.  Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery.  In addition, he serves as an independent director on the Board of Directors of the Boulder Growth & Income Fund, Inc.  Prior to March 2015, Mr. Norgaard had also served as an independent director of  the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end mutual fund, until those funds reorganized into the Boulder Growth & Income Fund, Inc.  Through his employment and investment company experience, Mr. Norgaard is experience with financial, accounting, legal, regulatory and investment matters.

James M. Snyder.  Mr. Snyder has served as a director of the Company since 2002.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, and retired as Executive Vice President and Chief Investment Officer.  Additionally, Mr. Snyder serves as the independent chair on the Board of Directors of another investment company.  Through his accounting training and employment and investment company experience, Mr. Snyder is experienced with financial, accounting, legal, regulatory and investment matters.

Board Ownership and Compensation

The following table sets forth the dollar range of shares beneficially owned by each director in the Fund and the Frontier family of Funds, consisting of seven separate series, as of December 31, 2016, stated using the following ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	New Horizons Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontier Family of Funds(2)

William D. Forsyth III(1)	$1-$10,000	Over $100,000

David L. Heald	$10,001-$50,000	Over $100,000

James M. Snyder	Over $100,000	Over $100,000

Steven K. Norgaard	None	None

____________________

(1)	This director is deemed an “interested person” as defined in the 1940 Act.
(2)

The Frontier Funds currently consist of seven separate series.  The “Aggregate Dollar Range of Equity Securities Beneficially Owned in the Frontier Family of Funds” includes shares beneficially owned by each director in the Fund and the other series of the Company, which are offered in a separate SA

As of January 31, 2017, officers and directors of the Company, as a group, owned less than 1% of the Fund.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as CCO of the Company.  From time to time, the Fund may pay compensation services to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as CCO.  Neither the Company nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.  Because the Fund has recently commenced operations, the following table provides estimates of compensation expected to be paid to Mr. Heald, Mr. Snyder and Mr. Norgaard for their services as directors of the Company for the fiscal year ending June 30, 2017.

Name of Director	New Horizons Fund	Total Compensation from Fund and Fund Complex(1)

William D. Forsyth III(2)	$0	$0

David L. Heald	$5,357	$50,000(3)

James M. Snyder	$5,357	$50,000(3)

Steven K. Norgaard	$5,357	$50,000(3)

____________________

(1)

The Frontier Funds currently consist of seven separate series.  The “Total Compensation from Fund and Fund Complex” includes compensation paid by the other series of the Company, which are offered in a separate SAI.

(2)

Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(3)

The independent directors may invest their compensation in shares of each of the series of Frontier Funds.

CODES OF ETHICS

The Company, Frontegra, Timpani Capital Management LLC (“Timpani”) (the adviser to another series of the Company offered in a separate SAI), the Distributor and Frontier have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani, the Distributor and Frontier.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani, the Distributor and Frontier have a fiduciary duty to place the interests of clients (including the Fund and its shareholders) above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to pre-clear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

Silk has adopted a Code of Ethics designed to address, among other things, actual or potential conflicts which might arise in the context of personal trading and other activities by Silk’s employees.  The Code of Ethics includes provisions relating to personal trading and gifts and entertainment.  Subject to the restrictions in the Code of Ethics, Silk’s employees may from time to time purchase or sell, or hold, directly or indirectly, positions for their personal accounts in the same securities or securities or assets that also may be held, or have been or will be purchased or sold for the accounts of Silk clients.

PRINCIPAL SHAREHOLDERS

As of January 31, 2017, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	Fund and Class	No. of Shares	Percent of Fund or Class

Mercy Investment Services, Inc. 2039 N. Geyer Rd. St. Louis, Missouri 63131	Frontier Silk Invest New Horizons Fund—Institutional Class	2,668,882	80.7%
Charles Schwab & Company FBO Customers* 211 Main St. San Francisco, CA 94105	Frontier Silk Invest New Horizons Fund—Service Class	1,492,100	99.2%

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares

As of January 31, 2017, no person owned a controlling interest (i.e., more than 25%) in the Company.  However, Mercy Investment Services, Inc. and Charles Schwab & Company FBO Customers owned a controlling interest in the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or the Fund.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

Frontegra is the investment adviser to the Fund.  William D. Forsyth III owns 100% of Frontegra and is President of Frontegra and the Company.  Mr. Forsyth is considered a control person of Frontegra due to his ownership of and position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra and related entities.

The investment advisory agreement (the “Frontegra Advisory Agreement”) has an initial term of two years from the date of the respective amendment relating to the Fund and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval.  The Frontegra Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of each of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Frontegra Advisory Agreement, Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its advisory services under the Frontegra Advisory Agreement, the Fund pays Frontegra, on a monthly basis, an annual management fee of 1.45% of the average daily net assets (“ADNA”) of the Fund.

Pursuant to expense cap agreements between Frontegra and the Company, on behalf of the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund (excluding acquired fund fees and expenses), as a percentage of the ADNA of the Fund is 1.85% and 2.00% for Institutional Class and Service Class shares, respectively.

The expense cap agreements for the Institutional Class and Service Class shares of the Fund will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  Pursuant to the Frontegra Advisory Agreement, Frontegra can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Subadviser

The Fund acquired approximately all of the assets and stated liabilities of the Silk Road Global Frontier Fund, LLC (the “Private Fund”), in a tax-free conversion on May 25, 2016 (the “Conversion”). In connection with the Conversion, assets of the Private Fund were transferred to the Fund in exchange for shares of the Fund.  Certain financial information included under “Financial Statements” is that of the Private Fund.

Frontegra has entered into a subadvisory agreement (the “Subadvisory Agreement”) under which Silk serves as the Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the Subadvisory Agreement, Silk is compensated by Frontegra for its investment advisory services at the annual rate of 70% of the net advisory fee received by Frontegra with respect to the Fund, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  Subject to the approval of the Board of Directors of the Company, the subadvisory fee is subject to increase to 75% of the net advisory fee received by Frontegra after the later of:  (i) three years after the effective date of the Subadvisory Agreement, or (ii) the date on which the difference between (a) the amount of net advisory fees retained by

Frontegra after paying Silk pursuant to the initial fee schedule and (b) the amount of net advisory fees Frontegra would have retained after paying Silk, had the second fee schedule been in place, is equal to the amount Frontegra bears of certain transaction costs, described below, up to $200,000.  Silk and Frontegra have agreed to pay the brokerage commissions incurred in connection with the liquidation of certain securities held by the Private Fund, which was previously managed by Silk in the same strategy as the Fund, that could not be transferred to the Fund due to foreign market restrictions.  The Fund incurred brokerage commissions in connection with the subsequent repurchase of the same or similar securities.  Frontegra and Silk agreed that the transaction costs associated with the sale and purchase of those securities by the Fund should not be borne by the Fund or the Private Fund.  Accordingly, in connection with the organization of the Fund, Frontegra or an affiliate agreed to pay up to $200,000 of such commissions and Silk agreed to pay any such commission expenses that exceed $200,000.  Portfolio securities held by the Private Fund that were not subject to such transfer restrictions were transferred to the Fund and the Fund succeeded the tax basis of such assets, as discussed in the prospectus for the Fund under “Distributions and Federal Income Tax Treatment.”

Zin El Abidin Bekkali is considered to be a control person of Silk due to his ownership interest and position with Silk.

Advisory Fees

For the fiscal period ended October 31, 2016, the Fund paid the following advisory fees to Frontegra under the Frontegra Advisory Agreement, and Frontegra waived or recouped the following amounts.

Fund/Fiscal Period Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee After Waiver/ Recoupment

New Horizons Fund(1)
October 31, 2016	$244,702	$(70,610)	$174,092

____________________

(1)

For the period from May 25, 2016, the date on which the Fund commenced operations, to October 31, 2016, the end of the Fund’s fiscal year.

Potential Conflicts of Interest

Mr. Forsyth, Frontegra’s owner and principal executive officer, generally devotes a substantial portion of his time to the services of Frontier Partners, Inc. (“Frontier”), a consulting/marketing firm that operates as a third-party solicitor for investment advisers.  Mr. Forsyth is the owner and a partner of Frontier and derives compensation from such positions.  Pursuant to contractual consulting arrangements, Frontier provides services to and is compensated by Silk.  This arrangement may present a conflict of interest.  Frontegra may not be inclined to terminate a subadvisory relationship with Silk when its affiliate, Frontier, is receiving compensation from Silk for other services.  Similarly, if Silk discontinues using the services of Frontier, Frontegra may have an incentive to terminate the Subadvisory Agreement if the Fund was underperforming, and replace Silk with an entity who would retain the services of Frontier and has a better potential for improving Fund performance.  With respect to Silk, as disclosed above, Frontegra or an affiliate reimbursed the Private Fund previously managed by Silk in the Frontier markets strategy for certain brokerage commissions incurred in connection with the liquidation of assets that could not be transferred to the Fund.  Frontegra may not be inclined to terminate the subadvisory relationship with Silk until it has been reimbursed for the amount of such brokerage commissions out of the amounts it retained under the initial subadvisory fee schedule with Silk.  Nonetheless, the Board retains ultimate oversight over the Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus for the Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  Olufunmilayo Akinluyi is the lead portfolio manager, and Zin El Abidin Bekkali is the Chief Investment Officer and portfolio manager of the Fund.  None of the registered investment company clients of the Adviser pays a performance-based fee.

Other Accounts Managed by the Portfolio Managers
As of October 31, 2016

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance– Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance- Based Fees	Total Assets of Accounts with Performance –Based Fees

New Horizons Fund
Silk Invest Limited
Olufunmilayo Akinluyi	0	$0	4	$86 million	3	$40 million	1	$5 million	0	0
Zin El Abidin Bekkali	0	$0	6	$115 million	4	$68 million	2	$30 million	1	$27 million

Potential Conflicts of Interest

Silk’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.

Silk’s portfolio managers advise other accounts in addition to the Fund.  These accounts include private investment funds and collective investment schemes, such as UCITS, which are regulated by the European Luxembourg CSSF, in addition to the Fund. Potential conflicts may arise in connection with the portfolio managers’ management of the Fund and the management of any other clients in areas such as the allocation of investment opportunities and the aggregation and allocation of trades.  Silk has developed and implemented policies and procedures that are reasonably designed to ensure that the interests of all Silk’s clients are protected.  Policies that are a part of Silk’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.  Silk’s Chief Compliance Officer oversees these policies and procedures.

Compensation of Portfolio Managers

The portfolio managers of the Fund are compensated with a fixed salary, a variable bonus based upon the overall success of the firm and a discretionary bonus tied to individual outperformance.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of October 31, 2016, stated using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Shares Owned

New Horizons Fund
Olufunmilayo Akinluyi	None
Zin El Abidin Bekkali	None

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company, Frontegra and Silk may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Fund will post its full portfolio holdings as of the calendar quarter end on the Company’s website no earlier than 10 days after the calendar quarter end.

•

The Fund’s top 10 holdings as of the calendar quarter end may be posted on the Company’s website no earlier than the posting of the Fund’s full portfolio holdings as of the calendar quarter end on the Company’s website, and in no event no earlier than 10 days after the calendar quarter end.

•

The Fund’s top 10 holdings as of a calendar quarter end may be included in Fund fact sheets following the posting of the Fund’s full portfolio holdings or top 10 holdings as of the calendar quarter end on the Company’s website.

•

The Fund’s full portfolio holdings as of the calendar quarter end may be included in a quarterly report provided to certain shareholders of the Fund or to consultants for their databases following posting of the portfolio holdings on the Company’s website or, for Funds with a calendar quarter year-end, after filing Form N-Q and Form N-CSR with the SEC.

•

Disclosure of full portfolio holdings as of a particular calendar quarter end may be made in response to inquiries from consultants, existing shareholders or prospective shareholders following posting of the full portfolio holdings on the Company’s website.

•

The Adviser or Subadviser may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.  Service providers that receive disclosures of the Fund’s portfolio holdings are required to maintain the confidentiality of the information either by contract or by law.

•

The Fund’s portfolio holdings as of each calendar quarter end will be disclosed to the rating agencies listed below no earlier than 10 days after calendar quarter end.

Morningstar, Inc.	Thomson Financial Services
Lipper, Inc.	Vickers Stock Research Corporation
Standard & Poor’s Ratings Group	Capital Bridge, Inc.
Bloomberg L.P.	eVestment Alliance
Informais

•

The Adviser or Subadviser is also permitted to disclose the portfolio holding of the Fund to certain service providers as indicated below:

Institutional Shareholder Services, Inc. – daily, for proxy voting services

•

The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and the Adviser or Subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board.  No compensation or other consideration may be received by the Fund, the Adviser or Subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.  The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of the Adviser, Silk or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board.  The Board also authorized Frontegra to delegate its authority to vote proxies to the Fund’s Subadviser pursuant to the Subadvisory Agreement, if Frontegra believes that the Subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board authorized the Adviser and Subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of the Adviser or Subadviser and the Fund with regard to a proxy vote, the conflict will be resolved by a majority of the independent directors or by such other method approved by the Board.

Silk’s proxy voting policies provide that proxies be voted consistent with Silk’s fiduciary obligations to seek to maximize long-term investment returns for its clients.  Silk has adopted proxy voting guidelines established by ISS to be followed in most cases.  However, under certain circumstances, when it is believed to be in the best interest of its clients, Silk may vote in a manner that is contrary to the proxy voting principles and guidelines or may abstain from voting. In connection with the voting of a proxy, Silk’s policies generally require identification of potential or actual conflicts of interest so that they may be appropriately addressed. Silk may enter into arrangements with clients or other advisers pursuant to which such clients or advisers have responsibility to vote proxies according to their own policies and procedures or wishes. A copy of the complete ISS 2017 U.S. Proxy Voting Guidelines may be found on the ISS website at http://www.issgovernance.com/policy-gateway/2017-policy-information/.  Silk’s proxy voting guidelines generally include the following:

(i)

Corporate Governance. Silk generally will vote for management’s proposed directors in uncontested elections.  For contested elections, Silk will vote for candidates that best serve the economic interests of its clients.

(ii)

Takeover defense and related actions.  All proposals will be reviewed by the appropriate portfolio manager on a case by case basis.

(iii)

Mergers/Acquisitions.  All proposals will be reviewed by the appropriate portfolio manager on a case by case basis, including consideration of whether:

•

The proposed acquisition price represents fair value;

•

interest holders could realize greater value through other means; and

•

all interest holders receive fair treatment under the terms of the transaction.

(iv)

Compensation Plans.  Silk believes that amounts and types of employee compensation are within the ordinary business responsibilities of the management and directors of the Security issuer and will generally vote against proposals to restrict employee compensation.  Silk will take into consideration the economic position of the issuer of the security and the rationale behind employee compensation proposals when deciding how to vote on any such matter.

(v)

Capital Structure.  In the absence of unusual circumstances, Silk will vote for proposed increases in authorized capital.  Any proposal which involves the issuance of preferred shares or which gives the management or directors of the issuer the authority to assign disproportionate voting rights at the time the securities are issued will be subject to heightened scrutiny.  When deciding how to vote on any proposed restructuring or recapitalization, Silk will consider whether the proposed action is the best means of enhancing value for the beneficial interest holder and will positively affect the issuer’s long term prospects.

(vi)

Appointment of Outside Directors.  Silk will generally vote for proposals calling for outside directors.

The Fund’s proxy voting record for the most recent period ended June 30, if applicable, will be available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Silk is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage.  Silk seeks the best execution available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Silk or the Fund.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s portfolio transactions, including futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  Brokerage will not be allocated based on the sale of the Fund’s shares.

For the fiscal period ended October 31, 2016, the Fund paid $95,989 in brokerage commissions.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers and negotiating commissions, Silk considers several factors, including:  the firm’s reliability, the quality of its execution services on a continuing basis, its financial condition, investment and market information and other research, such as economic, securities and performance measurement research and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Silk determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  Silk believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Subadvisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) Silk determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Silk’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreement; and (c) in the opinion of Silk, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the Frontegra Advisory Agreement are not reduced as a result of the receipt of research services by Silk.  Silk may obtain proprietary and third party research through client commission arrangements.  In a client commission arrangement a portion of the commission paid by Silk is allocated to an account held by the broker to purchase research services either from the executing broker or another broker.  The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e), and the SEC’s related interpretative guidance.  Participating in client commission arrangements enables Silk to consolidate payments for research services through one or more channels using accumulated client commissions.  Such arrangements also help to facilitate Silk’s receipt of research services and ability to provide best execution in the trading process.  Silk also believes such research services are useful in its investment decision-making processes by, among other things, providing access to resources that might not be available to them absent such arrangements.

The Fund is required to identify any brokerage transactions during its most recent fiscal period that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  During the fiscal period ended October 31, 2016, no such brokerage commissions were paid.

Silk places portfolio transactions for other advisory accounts that it manages.  Research services furnished by firms through which the Fund effects its securities transactions may be used by Silk in servicing all of its accounts.  Not all of such services may be used by Silk in connection with the Fund.  Silk believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, Silk believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  Silk seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by Silk are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent for the Fund.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund a fee, computed daily and payable monthly, based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.  For the fiscal period ended October 31, 2016, U.S. Bancorp Fund Services, LLC received $13,908 from the Company, including the Fund and Predecessor Funds, which are not a part of this SAI, for such services.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Distributor

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best efforts basis.  The Distributor is an affiliate of Frontegra.  During the fiscal period ended October 31, 2016, the Distributor did not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Payments to Financial Intermediaries

The Distributor, Adviser and/or their affiliates may pay compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial intermediaries for services provided to clients who hold Fund shares, for introducing new shareholders to the Fund and for administrative, sub-accounting and shareholder services.  This practice is referred to as “revenue sharing.”  These payments, if made, would be in addition to the shareholder servicing fees payable out of Fund assets to firms that provide services to shareholders of Service Class shares.  Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts.

SHAREHOLDER SERVICING

The Company has adopted a Shareholder Servicing Plan on behalf of the Service Class shares of the Fund pursuant to which the Fund may make payments to broker/dealers and other financial intermediaries (“Servicing Agents”), who provide non-distribution services including, but not limited to, establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class shareholders, as appropriate.  Under the Shareholder Servicing Plan, Service Class shares of the Fund pay to Servicing Agents a monthly shareholder servicing fee computed at an annual rate of up to 0.15% of the average daily net assets held during the month by Service Class shares of the Fund.  The Distributor is the shareholder servicing agent for the Fund.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and/or Subadviser and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may result in realized gains or losses for federal income tax purposes.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

The Fund intends to qualify and elect to be taxed as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income or excise taxes at the Fund level on amounts distributed to shareholders provided that investment company taxable income and net capital gain are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the source of its income and the diversification of its assets.  Pursuant to the Code, the Fund will be treated as a separate entity for federal income tax purposes.  In the event the Fund fails to qualify as a “regulated investment company” and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions made by the Fund to the extent of its then-current and accumulated earnings and profits would be taxable as dividend income to the Fund’s shareholders.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes, generally, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income.”  For a non-corporate shareholder, “qualified dividend” income is eligible for the reduced federal income tax rates applicable to long-term capital gains if the shareholder meets certain holding period requirements.  For non-corporate shareholders, the maximum federal income tax rate applicable to long-term capital gains is currently 20%.

Distributions of investment company taxable income will be taxed at the ordinary income tax rate applicable to the shareholder (for a non-corporate shareholder, currently set at a maximum federal rate of 39.6%).  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions promptly after the close of each calendar year.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax).  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Interest and dividends received by the Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on Fund securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by the Fund.  Pursuant to the election, the Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes paid by the Fund, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income sourced from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income, and (b) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2018, to (i) certain “foreign financial institutions” that do not agree to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement between the U.S. and the country in which the entity is a tax resident), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on a shareholder.  There may be other federal, state, local or foreign tax considerations applicable to a shareholder.  You are urged to consult your own tax advisor.

COST BASIS REPORTING

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”), when the shareholder sells, redeems or exchanges such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”), are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund covered shares in your account regardless of holding period, and covered shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Fund.  Cohen & Company, Ltd. will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the period ended October 31, 2016, are incorporated herein by reference to the Fund’s Annual Report to Shareholders as filed with the SEC on December 29, 2016.

The Private Fund’s audited financial statements for the years ended December 31, 2014, and December 31, 2015, are attached as Appendix A.  The audited financial statements of the Private Fund have been audited by Cohen & Company, Ltd., the independent registered public accounting firm for the Private Fund for the years ended December 31, 2014, and December 31, 2015.

APPENDIX A

SRGFE FUND (SERIES 1), a separate series of
SILK ROAD GLOBAL FRONTIER FUND, LLC

Financial Statements and

Independent Auditors’ Report

As of and for the year ended December 31, 2015

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

December 31, 2015

Independent Auditors’ Report

A-4

Financial Statements:

Statement of Assets, Liabilities and Members’ Equity

A-5

Schedule of Investments

A-6

Statement of Operations

A-9

Statement of Changes in Members’ Equity

A-10

Notes to Financial Statements

A-11

[COHEN FUND AUDIT SERVICES LOGO]

To the Member of
SRGFE Fund (Series 1), a separate series of Silk Road Global Frontier Fund, LLC

Independent Auditors’ Report

We have audited the accompanying financial statements of SRGFE Fund (Series 1) (the “Fund”), a separate series of Silk Road Global Frontier Fund, LLC, which comprise the statement of assets, liabilities and members’ equity, including the schedule of investments, as of December 31, 2015, and the related statements of operations and changes in members’ equity for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SRGFE Fund (Series 1), a separate series of Silk Road Global Frontier Fund, LLC as of December 31, 2015, and the results of its operations and changes in members’ equity for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Cleveland, Ohio
February 26, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | NEW YORK | 216.649.1700

cohenfund.com

Registered with the Public Company Accounting Oversight Board.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ EQUITY

December 31, 2015

ASSETS:
Investments in securities, at fair value (Cost: $26,154,536)	$ 24,428,030
Cash	1,879,168
Foreign currency, at fair value (Cost: $63)	63
Receivables:
Dividends and interest	13,890
Due from Adviser	15,719
Miscellaneous receivable	9,450
Prepaid expenses	5,000
Total Assets	26,351,320

LIABILITIES:
Payables:
Accounting and administration fees	$ 36,000
Custody fee	75,000
Management fee	22,982
Accrued expenses and other	26,000
Total Liabilities	159,982
MEMBERS’ EQUITY	$ 26,191,338

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

SCHEDULE OF INVESTMENTS

December 31, 2015

Security Description	Number of Shares/Par	Fair Value

COMMON STOCK (72.98%):
Argentina (0.54%, cost: $135,972):
Grupo Financiero Galicia SA ADR	5,250	$ 142,170

Bangladesh (4.79%):
BRAC Bank Ltd.	826,000	512,599
Olympic Industries Ltd.	87,960	290,528
Square Pharmaceuticals Ltd.	139,275	450,259

Total Bangladesh (cost: $1,139,538)		1,253,386

Egypt (5.56%):
Commercial International Bank Egypt SAE	158,250	769,822
Egyptian Financial Group-Hermes Holding Co. SAE	181,182	203,857
Emaar Misr for Development SAE	372,964	130,513
Six of October Development & Investment	292,140	353,327

Total Egypt (cost: $1,697,257)		1,457,519

Ghana (3.32%):
Ecobank Ghana Ltd.	292,700	538,537
Ghana Commercial Bank Ltd.	332,100	330,357

Total Ghana (cost: $1,453,112)		868,894

Kenya (8.93%):
Centum Investment Co. Ltd.	1,090,600	495,727
East African Breweries Ltd.	135,000	360,264
Equity Group Holdings Ltd.	1,338,670	523,429
Kenya Commercial Bank Ltd.	630,354	269,580
Safaricom Ltd.	4,335,906	690,863

Total Kenya (cost: $2,197,000)		2,339,863

Kuwait (5.47%):
Agility Public Warehousing Co. KSC	183,015	289,495
Burgan Bank SAK	177,818	225,605
National Bank of Kuwait SAKP	187,425	494,118
VIVA Kuwait Telecom Co.	130,000	424,122

Total Kuwait (cost: $1,656,032)		1,433,340

Luxembourg (3.33%, cost: $700,820):
Adecoagro SA	71,000	872,590

Morocco (7.28%):
Attijariwafa Bank	11,010	375,174
Auto Hall	61,067	584,888
Douja Promotion Groupe Addoha SA	126,000	301,399
Maroc Telecom	57,200	644,038

Total Morocco (cost: $2,528,534)		1,905,499

Nigeria (11.89%):
Guaranty Trust Bank PLC	7,799,504	712,359
Lafarge Africa PLC	2,235,400	1,087,097
Nestle Nigeria PLC	56,000	241,949
Zenith Bank PLC	15,194,452	1,072,505

Total Nigeria (cost: $4,533,730)		3,113,910

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

Security Description	Number of Shares/Par	Par Value
COMMON STOCK-Continued (72.98%):
Oman (1.31%):
Bank Muscat SAOG	85,890	105,285
Ooredoo	129,720	238,519

Total Oman (cost: $302,113)		343,804

Pakistan (14.77%):
DG Khan Cement Co. Ltd.	871,080	$1,227,505
Engro Fertilizers Ltd.	914,000	734,184
Fatima Fertilizer Co. Ltd.	2,574,685	1,099,591
Maple Leaf Cement Factory Ltd.	1,132,980	806,776

Total Pakistan (cost: $2,853,974)		3,868,056

Qatar (2.32%):
Ooredoo QSC	3,600	74,129
Qatar Insurance Co. SAQ	19,550	440,134
United Development Co. QSC	16,275	92,718

Total Qatar (cost: $535,136)		606,981

United Arab Emirates (3.47%, cost: $835,144):
Emirates Telecommunications Group Co. PJSC	207,540	909,718
Vietnam (0.00%, cost: $3):
Hung Vuong Corp.	6	3

TOTAL COMMON STOCK (72.98%, cost: $20,568,365)		19,115,733

CONVERTIBLE BONDS (0.02%):
Oman (0.02%):
Bank Muscat SAOG,
4.5%, 3/20/2017	12,148	3,155
3.5%, 3/19/2018	12,148	3,029

Total Oman (cost: $-)		6,184

TOTAL CONVERTIBLE BONDS (0.02%, cost: $-)		6,184

PARTICIPATION (EQUITY LINKED) NOTES (10.02%):
Oman (1.35%, cost: $441,380):
Bank Muscat SAOG, Issued by Morgan Stanley B.V., Expires 12/15/2016	287,785	352,771

Qatar (1.74%, cost: $453,729):
Qatar National Bank, Issued by Morgan Stanley B.V., Expires 12/15/2016	9,500	456,442

Saudi Arabia (4.42%):
Samba Financial Group, Issued by Credit Suisse A.G., Expires 02/22/2016	99,866	620,654
Saudi Airlines Catering Co., Issued by Morgan Stanley B.V., Expires 07/05/2016	16,380	536,924

Total Saudi Arabia (cost: $1,412,215)		1,157,578

United Arab Emirates (2.51%, cost: $667,332):
Emaar Properties PJSC, Issued by Morgan Stanley B.V., Expires 12/07/2017	424,809	658,090

TOTAL PARTICIPATION (EQUITY LINKED) NOTES (10.02%, cost: $2,974,656)		2,624,881

WARRANTS (10.25%):
Kuwait (0.90%):
Agility Public Warehousing Co. KSC, Issued by Deutsche Bank A.G., P-NOTE Expires 08/05/2019	62,842	99,404

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

SCHEDULE OF INVESTMENTS (continued)

December 31, 2015

Security Description	Number of Shares/Par	Fair Value

Burgan Bank SAK, Issued by Deutsche Bank A.G., P-NOTE Expires 07/22/2019	104,485	132,565

Total Kuwait (cost: $331,792)		231,969

WARRANTS-Continued (10.25%):
Qatar (2.08%):
Ooredoo QSC	14,300	$ 294,457
United Development Co. QSC	43,900	250,096

Total Qatar (cost: $751,043)		544,553

United Arab Emirates (4.61%):
Agthia Group PJSC	190,140	397,052
Air Arabia PJSC	897,960	332,487
First Gulf Bank PJSC	138,600	477,346

Total United Arab Emirates (cost: $855,481)		1,206,885

Vietnam (2.66%, cost: $673,199):
Danang Rubber JSC	359,876	697,825

TOTAL WARRANTS (10.25%, cost: $2,611,515)		2,681,232

TOTAL INVESTMENTS (93.27%, cost: $26,154,536)		$ 24,428,030

Percentages shown are based upon the fair value as a percentage of members’ equity as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

INVESTMENT INCOME:
Dividends †	$ 992,854
Interest	229
Total investment income	993,083

EXPENSES:
Management fee	274,332
Custody fee	130,500
Accounting and administration fees	54,000
Audit fee	21,350
Legal fee	49,415
Other expenses	11,838
Total expenses	541,435
NET INVESTMENT INCOME	451,648

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(2,405,843)
Net realized loss on foreign currency transactions	(135,714)
Net realized loss on investments and foreign currency transactions	(2,541,557)
Net change in unrealized depreciation on investments	(1,950,974)
Net change in unrealized appreciation on foreign currencies	459
Net change in unrealized depreciation on investments and foreign currency translation	(1,950,515)
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS	(4,492,072)

NET DECREASE IN MEMBERS’ EQUITY RESULTING FROM OPERATIONS	$ (4,040,424)
† Net of foreign withholding taxes of $70,911.

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

For the year ended December 31, 2015

INCREASE (DECREASE) IN MEMBERS’ EQUITY FROM OPERATIONS
Net investment income	$ 451,648
Net realized loss on investments and foreign currency transactions	(2,541,557)
Net change in unrealized depreciation on investments and foreign currency translation	(1,950,515)
Net decrease in members’ equity resulting from operations	(4,040,424)

CAPITAL TRANSACTIONS
Proceeds from member contributions	2,000,000
Net increase from capital transactions	2,000,000
Net decrease in members’ equity	(2,040,424)

MEMBERS’ EQUITY

Beginning of year	$ 28,231,762

End of year	$ 26,191,338

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.

THE FUND

Silk Road Global Frontier Fund, LLC (the “Fund”) was organized on February 13, 2013 as a Delaware Series Limited Liability Company and operates as a private investment company pursuant to its series limited liability company Operating Agreement (the “Operating Agreement”) and commenced investment operations on July 1, 2013.  SRGFE Fund (Series 1) (the “Series”) is a separate series of the Fund which is included in these financial statements.  The Series, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The Fund is a private investment series limited liability company which seeks to maximize risk-adjusted returns by allocating capital pursuant to a frontier markets investment strategy, by way of investing in the securities of issuers located in “frontier markets” including, but not limited to, the African, Asian and Arab continents.  Investment in such securities may include, but is not limited to, equities, equity linked instruments, bonds, money-market instruments, certificates of deposit, target funds and fixed-term deposits, shares, derivatives, and liquid funds.  To the extent that Series assets are not allocated pursuant to the Series investment strategy, the Series may make direct investments in U.S. government obligations, money market accounts and/or other short-term debt securities.

The Series is managed by Silk Capital Management, LLC, (the “Manager”), pursuant to the Operating Agreement.  Silk Capital Management, LLC, is a Delaware Limited Liability Company formed on February 13, 2013.  The Manager has engaged Silk Invest Limited (the “Investment Adviser”), a limited company formed under the laws of the United Kingdom, as the exclusive Investment Adviser for the Series.

2.

SIGNIFICANT ACCOUNTING POLICIES

Financial Statements — The Series’ financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of financial statements requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of Securities — Securities listed or traded on a recognized national or foreign stock exchange are valued at the last reported sales prices on the principal exchange on which the securities are traded.  Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price.  Securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, may be valued based on recent bid/ask prices or sales prices reported by third party sources such as publications and broker-dealers or valued at their fair value in the best judgment and sole discretion of the Investment Adviser.

Participation (Equity Linked) Notes — A Participation Note, as used by the Series, is an instrument used by investors to obtain exposure to an equity investment, in a local market where direct ownership is not permitted or operationally feasible, or in the event the Manager determines that local ordinary shares are less desirable than an investment in a Participation Note.  A

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Participation Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.  The Series is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities.  The Series is not entitled to the same rights as an owner of the underlying securities, such as voting rights.  Participation Notes are subject to market risk and credit risk.  Participation Notes are valued at the last reported sales price of the underlying equity security.

Warrants — The warrants provide the Series with exposure and potential gains upon equity appreciation of the portfolio company’s share price.  A Warrant is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.  The Series is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities.  The Series is not entitled to the same rights as an owner of the underlying securities, such as voting rights.  Warrants are subject to market risk and credit risk.  Warrants are valued at the last reported sales price of the underlying equity security and on the principal exchange on which the underlying security is traded.

Investment Activity — Investment transactions are accounted for on the date the securities are purchased or sold (trade date) and are recorded net of commissions.  Realized gains and losses on investments sold are computed using the specific identification method of cost determination.

Income Recognition — Dividends from equity securities are recognized as income on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Series.  Withholding taxes on foreign dividends are provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes — The Series will be treated as a partnership for federal income tax purposes.  Members will be subject to income tax each year in respect of their pro rata share of the Series income or gains (if any), even though the Series does not intend to make any distributions for the payment of taxes.

The Series may be subject to taxes imposed by countries in which it invests.  Such taxes are generally based on income and/or capital gains earned or repatriated.  Taxes are accrued and applied to net investment income, net realized gains and net unrealized gain (loss) as such income and/or gains are earned.  The Series remains subject to examination by U.S. federal and state jurisdictions, as well as international jurisdictions.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in taxes, management has determined that the Series has no uncertain tax positions at December 31, 2015, that have a material effect on the results of operations or financial position of the Series and would not expect any changes to this determination over the next 12 months.

Foreign Currency Translations — The books and records of the Series are maintained in U.S. dollars.  Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end.  Purchases and sales of

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward currency contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.  That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Other Risks — The Series invests in securities of issuers located in “frontier markets” (less developed countries located outside of the United States).  Investing in frontier markets involves not only the risks with respect to investing in non-U.S. securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Contingencies — In the normal course of business, the Series enters into contracts that contain a variety of representations and warranties and which provide general indemnification.  The Series’ maximum exposure is unknown, as any such exposure would result from future claims that may be, but have not yet been made against the Series, based on events which have not yet occurred.  Any such exposure against the Series is also unknown as potential exposure only arises in the event future claims are made.  However, based on experience, the Investment Adviser believes the risk of loss from these arrangements to be remote.

3.

MEMBERS’ EQUITY

The Fund will offer its Series LLC Interests on a continuous basis.  Subscriptions or additional subscriptions for the Series LLC Interests will generally be accepted as of the beginning of each calendar month or at such other times as determined in the Manager’s discretion.  The minimum investment is Five Million Dollars ($5,000,000), although the Manager reserves the right to accept lesser amounts in its sole and absolute discretion.  A subscriber admitted to the Series (a “Member”) receives, in exchange for the initial capital contribution and any subsequent capital contribution, a membership interest in the Series.  Additional capital contributions from Members must be made in increments of Five Hundred Thousand Dollars ($500,000), unless lesser amounts are accepted by the Manager in its sole discretion.

Members may voluntarily withdraw all or part of their Membership Interest in the Series as of the close of business on the last day of each calendar month (or at such other times as the Manager, in its sole discretion, may determine).  Such Member must give written notice to the Manager at the principal office of the Series at least (20) days prior to the proposed withdrawal date (or within such other time as the Manager, in its sole discretion, determines) indicating the amount to be withdrawn from such Members’ Capital Account in such notice.  A Member requesting less than Ninety

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Percent (90%) of the value of such Members’ Capital Account shall generally be paid within thirty (30) days after the effective date of withdrawal.

Withdrawals of Membership Interests occurring within twelve (12) months of an investor’s capital contribution shall be subject to an early redemption fee equal to five percent (5%) of the proceeds of such withdrawal (the “early redemption fee”).  The early redemption fee shall apply to each capital contribution (initial and subsequent) made to the Series by a Member.

Payment of Ninety Percent (90%) of the proceeds of a complete withdrawal shall be made within thirty (30) business days after the effective date of withdrawal, at the end of the Series’ Fiscal Quarter, with the balance (the “audit holdback”) being paid thirty (30) days after the completion of the Fund’s annual audit of the Series.  The actual amount of the audit holdback due to a Member is subject to adjustment based on the Fund’s final audit of the Series held by such Member.

The Manager may at any time require any Member to withdraw all or any portion of its Capital Account as of any month-end for any reason in its sole discretion.  The Manager will endeavor to provide a Member at least five (5) days’ prior notice of any such required withdrawal.

The Series may require all of its Members to withdraw in the event that the Manager believes the continued operation of the Series would be impracticable, imprudent or uneconomical for any reason in its sole discretion.  Mandatory withdrawals shall not be subject to an early redemption fee.

The Manager holds a 1% Membership Interest in the Fund.  The Manager waived its allocation of income (and loss, if any) derived from Manager’s Membership Interest since inception.  Subsequent to year-end, the Manager transferred the 1% Membership Interest to the other Member.

Members’ Interests transactions for the year ended December 31, 2015 were as follows:

Members’ Interests
Members’ interests outstanding at beginning of the year	$ 28,231,762
Members’ interests issued	2,000,000
Net decrease in members’ equity resulting from operations	(4,040,424)
Members’ interests outstanding at end of the year	26,191,338
Members’ equity per interest at end of the year	$ 26,191,338

As of December 31, 2015, one Member represented 100% of the Members’ Equity.

4.

RELATED PARTY TRANSACTIONS

Series 1 of the Fund will pay an annual Management Fee (“the Management Fee”) of one percent (1.00%) calculated based on members’ equity and paid on a monthly basis.  The Investment Adviser may pay a portion of this Management Fee, only in accordance with, and as permitted by, applicable laws and regulations, to third parties under the arrangements agreed between them.  The Investment Adviser may modify or waive all or any portion of the Management Fee with respect to any Series or any Member thereof (including, but not limited to, employees or affiliates of the Investment Adviser).  The management fee payable at December 31, 2015 was $22,982.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Total expenses, excluding management fees, are capped at 100 basis points of the prior valuation.  During the year ended December 31, 2015, there was no expense reimbursement by the Investment Adviser.

5.

ADMINSTRATIVE FEES AND CUSTODIAN FEES

The Fund has entered into an administration agreement (the “Administration Agreement”) with The Northern Trust Company (the “Administrator”), to perform certain financial, accounting, administrative and other services on behalf of the Fund, including the preparation of interim financial statements, the calculation of Fund investment performance, the calculation of any fees payable to the Manager, collecting and processing subscription, redemption and transfer paperwork, performing certain anti-money laundering procedures and the preparation of interim reports to Members.  For its services, the Administrator will be paid its customary rates for providing these services.  The Manager may, in its sole and absolute discretion, replace the Administrator without prior notice to the Members.

The administration fee is calculated on a tiered asset-based fee on the fair value of the entire series of funds as agreed upon by the parties.  The minimum monthly fee is $6,000.

The Fund’s custodial bank is Northern Trust.  The Manager may, in its sole and absolute discretion, replace the bank without prior notice to the Members.  The minimum monthly fee is $12,500.

The accounting and administrative fees and custody fees payable at December 31, 2015 were $36,000 and $75,000 respectively.

6.

FAIR VALUE MEASUREMENTS

In accordance with ASC section 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Series.  Unobservable inputs reflect the Series own judgment about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

These inputs are summarized in the three broad levels listed below:

Level 1

Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Series has the ability to access at the measurement date;

Level 2

Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Level 3

Inputs that are unobservable.

Factors considered by the Investment Adviser, if applicable, in valuing portfolio securities held by the Series include the existence of restrictions upon the sale of the security by the Series, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or financial instruments, if any.  The following table is a summary of the inputs used in valuing the Series’ investments and other financial instruments, which are based on fair values, for the year ended December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock	$ 19,115,733	$ –	$ –	$ 19,115,733
Convertible Bonds	–	6,184	$ –	6,184
Participation (equity linked) notes	–	2,624,881	$ –	2,624,881
Warrants	–	2,681,232	$ –	2,681,232
Total Investments	$ 19,115,733	$ 5,312,297	$ –	$ 24,428,030

Refer to the Schedule of Investments for detailed information.

During the year ended December 31, 2015, the Series had purchases and sales of $12,328,921 and $11,034,638, respectively.

The following table reconciles the beginning and ending fair value of the Series’ Level 3 portfolio investments:

	BALANCE AS OF 12/31/2014	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	PURCHASES	(SALES)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3	BALANCE AS OF 12/31/2015
Convertible Bonds
Oman	$ 3,487	$ –	$ 2,697	$ –	$ –	$ (6,184)	$ –
Total	$ 3,487	$ –	$ 2,697	$ –	$ –	$ (6,184)	$ –

It is the Series’ policy to recognize transfers between levels at the end of the reporting period.

7.

INDEMNIFICATIONS

The Fund has provided general indemnifications to the Manager when it acts, in good faith, in the best interest of the Fund.  The Fund is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

8.

FINANCIAL HIGHLIGHTS

The financial highlights for the year ended December 31, 2015 were as follows:

Total Return	(13.73%)

Ratios as a percentage of average members’ equity:
Net investment income	1.62%
Operating expenses	(1.94%)
Portfolio turnover rate	41.80%

9.

RISK DISCLOSURES

The Series’ activities expose it to a variety of financial risks including, but not limited to market risk, business and regulatory risks, custody risks and risks related to foreign securities and derivatives.  Market risk represents the potential loss that can be caused by a change in the market value of a financial instrument.  The Series’ exposure to market risk could be determined by a number of factors including market volatility and the size, composition and diversification of positions held.

Legal, tax and regulatory changes could occur during the term of the Series that may adversely affect the Series.  The regulatory environment for hedge funds is evolving, and changes in the regulation of hedge funds may adversely affect the value of investments held by the Series and the ability of the Series to pursue its trading strategies.  In addition, securities markets are subject to comprehensive statutes and regulations.  Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.  The effect of any future regulatory change on the Series could be substantial and adverse.

The Series maintains a custody account with the custodian.  Although the Manager monitors the custodian and believes that it is an appropriate custodian, there is no guarantee that the custodian, or any other custodian that the Series may use from time to time, will not become insolvent.  While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seeks to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of Series’ assets, the Series will not incur losses due to its assets being unavailable for a period of time, ultimately less than full recovery of its assets, or both.  Because all of the Series’ assets were held with a single custodian, such losses could be significant and could materially impair the ability of the Series to achieve its investment objective.

The Series may invest in the securities of foreign companies, which involve special risks and considerations not typically associated with investing in United States companies.  These risks included devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices and future adverse political and economic developments.  Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than securities of comparable United States companies.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

10.

SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the financial statements up to February 26, 2016, the date the financial statements were available to be issued.  Management has determined that there are no material events that would require adjustment or disclosure in the financial statements through this date.

SRGFE FUND (SERIES 1), a separate series of
SILK ROAD GLOBAL FRONTIER FUND, LLC

Financial Statements and

Independent Auditors’ Report

As of and for the year ended December 31, 2014

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

December 31, 2015

Independent Auditors’ Report

A-21

Financial Statements:

Statement of Assets, Liabilities and Members’ Equity

A-23

Schedule of Investments

A-24

Statement of Operations

A-27

Statement of Changes in Members’ Equity

A-28

Notes to Financial Statements

[COHEN FUND AUDIT SERVICES LOGO]

To the Members of
SRGFE Fund (Series 1), a separate series of Silk Road Global Frontier Fund, LLC

Independent Auditors’ Report

We have audited the accompanying financial statements of SRGFE Fund (Series 1) (the “Fund”), a separate series of Silk Road Global Frontier Fund, LLC, which comprise the statement of assets, liabilities and members’ equity, including the schedule of investments, as of December 31, 2014, and the related statements of operations and changes in members’ equity for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700

cohenfund.com

Registered with the Public Company Accounting Oversight Board.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SRGFE Fund (Series 1), a separate series of Silk Road Global Frontier Fund, LLC as of December 31, 2014, and the results of its operations and changes in members’ equity for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Cleveland, Ohio
May 6, 2016

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ EQUITY

December 31, 2014

ASSETS:
Investments in securities, at fair value (Cost: $27,263,883)	$ 27,488,351
Cash	575,151
Foreign currency, at fair value (Cost: $70,188)	69,810
Receivables:
Dividends and interest	187,128
Tax reclaims	4,204
Prepaid expenses	35,368
Total Assets	28,360,012

LIABILITIES:

Payables:
Accounting and administration fees	$ 36,000
Custody fee	39,000
Management fee	22,351
Accrued expenses and other	30,899
Total Liabilities	128,250

MEMBERS’ EQUITY	$ 28,231,762

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

SCHEDULE OF INVESTMENTS

December 31, 2014

Security Description	Number of Shares/Par	Fair Value

COMMON STOCK (63.20%):
Bangladesh (4.34%):
Prime Bank Ltd.	1,261,000	$ 317,172
Titas Gas Transmission & Distribution Co. Ltd.	350,000	357,972
United Commercial Bank Ltd.	1,465,000	550,844

Total Bangladesh (cost: $1,295,193)		1,225,988

Egypt (6.74%):
Commercial International Bank Egypt SAE	81,600	561,381
Ghabbour Auto	52,140	226,060
Global Telecom Holding SAE	375,000	213,460
Talaat Moustafa Group	363,480	501,243
Telecom Egypt Co.	240,000	400,109

Total Egypt (cost: $2,049,388)		1,902,253

Ghana (1.94%, cost: $739,917):
Ghana Commercial Bank Ltd.	332,100	547,474

Kenya (14.22%):
Bamburi Cement Co. Ltd.	214,300	328,964
Centum Investment Co. Ltd.	1,090,600	734,695
Equity Group Holdings Ltd.	2,638,670	1,457,024
Kenya Commercial Bank Ltd.	292,354	184,033
Safaricom Ltd.	8,435,906	1,308,939

Total Kenya (cost: $2,883,053)		4,013,655

Kuwait (5.27%):
Agility Public Warehousing Co. KSC	174,300	440,362
Burgan Bank SAK	169,351	277,530
Mobile Telecommunications Co. KSC	118,700	214,786
National Bank of Kuwait SAKP	178,500	554,575

Total Kuwait (cost: $1,562,407)		1,487,253

Morocco (7.82%):
Attijariwafa Bank	11,010	417,901
Auto Hall	61,067	550,432
Douja Promotion Groupe Addoha SA	126,000	522,741
Maroc Telecom	57,200	718,235

Total Morocco (cost: $2,528,534)		2,209,309

Nigeria (12.49%):
Dangote Cement PLC	710,817	776,849
FBN Holdings PLC	5,439,983	261,595
Guaranty Trust Bank PLC	5,679,504	781,475
Lafarge Africa PLC	1,280,000	563,060
Nestle Nigeria PLC	116,000	641,328
Zenith Bank PLC	4,994,452	502,447

Total Nigeria (cost: $4,474,943)		3,526,754

Oman (1.19%):
Bank Muscat SAOG	81,800	123,656
Ooredoo	129,720	211,595

Total Oman (cost: $302,113)		335,251

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

Security Description	Number of Shares/Par	Fair Value

COMMON STOCK -Continued (63.20%):
Pakistan (6.88%):
DG Khan Cement Co. Ltd.	871,080	$ 955,350
Fatima Fertilizer Co. Ltd.	2,200,685	781,541
Pakistan Telecommunication Co. Ltd.	900,000	206,188
Total Pakistan (cost: $1,615,441)		1,943,079
Qatar (2.31%):
Ooredoo QSC	3,600	122,493
Qatar Insurance Co. SAQ	17,000	422,976
United Development Co. PSC	16,275	105,435
Total Qatar (cost: $535,136)		650,904
TOTAL COMMON STOCK (63.20%, cost: $17,986,125)		17,841,920
CONVERTIBLE BONDS (0.01%):
Oman (0.01%, cost: $-):
Bank Muscat SAOG, 4.5%, 3/20/2017	12,148	3,487
TOTAL CONVERTIBLE BONDS (0.01%, cost: $-)		3,487
PARTICIPATION (EQUITY LINKED) NOTES (15.91%):
Oman (1.47%, cost: $441,380):
Bank Muscat SAOG, Issued by Morgan Stanley B.V., Expires 12/15/2016	274,081	414,325
Qatar (4.03%):
Commercial Bank Of Qatar QSC, Issued by Morgan Stanley B.V., Expires 12/15/2016	30,840	580,153
Qatar National Bank, Issued by Morgan Stanley B.V., Expires 12/15/2016	9,500	555,440
Total Qatar (cost: $955,580)		1,135,593
Saudi Arabia (7.44%):
Etihad Etisalat Co., Issued by Credit Suisse A.G., Expires 02/22/2016	23,295	272,467
Samba Financial Group, Issued by Credit Suisse A.G., Expires 02/22/2016	59,920	616,374
Saudi Airlines Catering Co., Issued by Morgan Stanley B.V., Expires 07/05/2016	16,380	811,568
Saudi Basic Industries Corp., Issued by Credit Suisse A.G., Expires 10/07/2015	18,000	400,538
Total Saudi Arabia (cost: $2,373,969)		2,100,947
United Arab Emirates (2.97%, cost: $678,922):
Emaar Properties PJSC, Issued by Morgan Stanley B.V., Expires 12/09/2015	424,809	839,671

TOTAL PARTICIPATION (EQUITY LINKED) NOTES (15.91%, cost: $4,449,851)		4,490,536
RIGHTS (-%):
Kuwait (-%, cost: $-):
Burgan Bank SAK	12,379	211
TOTAL RIGHTS (-%, cost: $-)		211
WARRANTS (18.25%):
Bangladesh (1.03%, cost: $343,231):
Titas Gas Transmission & Distribution Co. Ltd.	283,000	289,452

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

Security Description	Number of Shares/Par	Fair Value

WARRANTS -Continued (18.25%):

Kuwait (2.11%):
Agility Public Warehousing Co. KSC	59,850	$151,361
Burgan Bank SAK	99,510	163,076
Mobile Telecommunications Co. KSC	155,000	280,751

Total Kuwait (cost: $710,670)		595,188

Pakistan (2.34%, cost: $763,400):
Pakistan Telecommunication Co. Ltd.	2,900,440	661,300

Qatar (2.65%):
Ooredoo QSC	14,300	463,317
United Development Co. PSC	43,900	284,401

Total Qatar (cost: $751,043)		747,718

United Arab Emirates (4.40%):
Agthia Group PJSC	190,140	320,937
Air Arabia PJSC	897,960	366,714
First Gulf Bank PJSC	120,120	555,960

Total United Arab Emirates (cost: $855,481)		1,243,611

Vietnam (5.72%):
Danang Rubber JSC	327,160	855,523
Pha Lai Thermal Power JSC	616,000	759,405

Total Vietnam (cost: $1,404,082)		1,614,928

TOTAL WARRANTS (18.25%, cost: $4,827,907)		5,152,197

TOTAL INVESTMENTS (97.37%, cost: $27,263,883)		$27,488,351

Percentages shown are based upon the fair value as a percentage of net assets as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

INVESTMENT INCOME:
Dividends †	$ 1,222,771
Interest	11,456
Total investment income	1,234,227

EXPENSES:
Management fee	295,724
Custody fee	84,514
Accounting and administration fees	87,000
Audit fee	36,800
Legal fee	49,943
Other expenses	1,235
Total expenses	555,216

NET INVESTMENT INCOME	679,011

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,320,318
Net realized loss on foreign currency transactions	(71,109)
Net realized gain on investments and foreign currency transactions	1,249,209
Net change in unrealized depreciation on investments	(2,040,257)
Net change in unrealized depreciation on foreign currencies	(884)
Net change in unrealized depreciation on investments and foreign currency transaction	(2,041,141)
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS	(791,932)

NET DECREASE IN MEMBERS’ EQUITY RESULTING FROM OPERATIONS	$ (112,921)

†

Net of foreign withholding taxes of $75,578.

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

December 31, 2014

INCREASE (DECREASE) IN MEMBERS’ EQUITY FROM OPERATIONS
Net investment income	$ 679,011
Net realized gain on investments and foreign currency transactions	1,249,209
Net change in unrealized depreciation on investments and foreign currency transaction	(2,041,141)
Net decrease in members’ equity resulting from operations	(112,921)

CAPITAL TRANSACTIONS
Proceeds from member contributions	1,000,000
Net increase from capital transactions	1,000,000
Net increase in members’ equity	887,079

MEMBERS’ EQUITY
Beginning of year	$ 27,344,683
End of year	$ 28,231,762

The accompanying notes are an integral part of these financial statements.

SRGFE FUND (SERIES 1), a separate series of

SILK ROAD GLOBAL FRONTIER FUND, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.

THE FUND

Silk Road Global Frontier Fund, LLC (the “Fund”) was organized on February 13, 2013 as a Delaware Series Limited Liability Company and operates as a private investment company pursuant to its series limited liability company Operating Agreement (the “Operating Agreement”) and commenced investment operations on July 1, 2013.  SRGFE Fund (Series 1) (the “Series”) is a separate series of the Fund which is included in these financial statements.  The Series, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The Fund is a private investment series limited liability company which seeks to maximize risk- adjusted returns by allocating capital pursuant to a frontier markets investment strategy, by way of investing in the securities of issuers located “frontier markets” including, but not limited to, the African, Asian and Arab continents.  Investment in such securities may include, but is not limited to, equities, equity linked instruments, bonds, money-market instruments, certificates of deposit, target funds and fixed-term deposits, shares, derivatives, and liquid funds.  To the extent that Series’ assets are not allocated pursuant to the Series’ investment strategy, the Series may make direct investments in U.S. government obligations, money market accounts and/or other short-term debt securities.

The Series is managed by Silk Capital Management, LLC, (the “Manager”), pursuant to the Operating Agreement.  Silk Capital Management, LLC, is a Delaware Limited Liability Company formed on February 13, 2013.  The Manager has engaged Silk Invest Limited (the “Investment Adviser”), a limited company formed under the laws of the United Kingdom as the exclusive Investment Adviser for the Series.  The Manager is an affiliate of the Investment Adviser by virtue of its common ownership.  Silk Capital Management, LLC is wholly owned by Silk Invest Limited.

2.

SIGNIFICANT ACCOUNTING POLICIES

Financial Statements — The Series’ financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of financial statements requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of Securities — Securities listed or traded on a recognized national or foreign stock exchange are valued at the last reported sales prices on the principal exchange on which the securities are traded.  Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price.  Securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, may be valued based on recent bid/ask prices or sales prices reported by third party sources such as publications and broker-dealers or valued at their fair value in the best judgment and sole discretion of the Investment Adviser.

Participation (Equity Linked) Notes—A Participation Note, as used by the Series, is an instrument used by investors to obtain exposure to an equity investment, in a local market where direct ownership is not permitted or operationally feasible, or in the event the Manager determines that local ordinary shares are less desirable than an investment in a Participation Note.  A Participation Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.  The Series is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities.  The Series is not entitled to the same rights as an owner of the underlying securities, such as voting rights.  Participation Notes are subject to market risk and credit risk.  Participation Notes are valued at the last reported sales price of the underlying equity security.

Warrants (Equity Linked) — The warrants provide the Series with exposure and potential gains upon equity appreciation of the portfolio company’s share price.  A Warrant is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.  The Series is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities.  The Series is not entitled to the same rights as an owner of the underlying securities, such as voting rights.  Warrants are subject to market risk and credit risk.  Warrants are valued at the last reported sales price of the underlying equity security and on the principal exchange on which the underlying security is traded.

Investment Activity — Investment transactions are accounted for on the date the securities are purchased or sold (trade date) and are recorded net of commissions.  Realized gains and losses on investments sold are computed using the specific identification method of cost determination.

Income Recognition — Dividends from equity securities are recognized as income on the ex- dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Series.  Withholding taxes on foreign dividends are provided in accordance with the Fund’s understanding of the applicable country’s rules and rates.

Income Taxes — The Series will be treated as a partnership for federal income tax purposes.  Members will be subject to income tax each year in respect of their pro rata share of the Series income or gains (if any), even though the Series does not intend to make any distributions for the payment of taxes.

The Series may be subject to taxes imposed by countries in which it invests.  Such taxes are generally based on income and/or capital gains earned or repatriated.  Taxes are accrued and applied to net investment income, net realized gains and net unrealized gain (loss) as such income and/or gains are earned.  The Series remains subject to examination by U.S. federal and state jurisdictions, as well as international jurisdictions.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in taxes, management has determined that the Series has no uncertain tax positions at December 31, 2014 that have a material effect on the results of operations or financial position of the Series and would not expect any changes to this determination over the next 12 months.

Foreign Currency Translations — The books and records of the Series are maintained in U.S. dollars.  Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end.  Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward currency contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.  That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Other Risks — The Series invests in securities of issuers located in “frontier markets” (less developed countries located outside of the United States).  Investing in frontier markets involves not only the risks with respect to investing in non-U.S. securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Contingencies — In the normal course of business, the Series enters into contracts that contain a variety of representations and warranties and which provide general indemnification.  The Series’ maximum exposure is unknown, as any such exposure would result from future claims that may be, but have not yet been made against the Series, based on events which have not yet occurred.  Any such exposure against the Series is also unknown as potential exposure only arises in the event future claims are made.  However, based on experience, the Manager believes the risk of loss from these arrangements to be remote.

3.

MEMBERS’ EQUITY

The Fund will offer its Series LLC Interests on a continuous basis.  Subscriptions or additional subscriptions for the Series LLC Interests will generally be accepted as of the beginning of each calendar month or at such other times as determined in the Manager’s discretion.  The minimum investment is Five Million Dollars ($5,000,000), although the Manager reserves the right to accept lesser amounts in its sole and absolute discretion.  A subscriber admitted to the Series (a “Member”) receives, in exchange for the initial capital contribution and any subsequent capital contribution, a membership interest in the Series.  Additional capital contributions from Members must be made in increments of Five Hundred Thousand Dollars ($500,000), unless lesser amounts are accepted by the Manager in its sole discretion.

Members may voluntarily withdraw all or part of their Membership Interest in the Series as of the close of business on the last day of each calendar month (or at such other times as the Manager, in its sole discretion, may determine).  Such Member must give written notice to the Manager at the principal office of the Series at least (20) days prior to the proposed withdrawal date (or within such other time as the Manager, in its sole discretion, determines) indicating the amount to be withdrawn from such Members’ Capital Account in such notice.  A Member requesting less than Ninety Percent (90%) of the value of such Members’ Capital Account shall generally be paid within thirty (30) days after the effective date of withdrawal.

Withdrawals of Membership Interests occurring within twelve (12) months of an investor’s capital contribution shall be subject to an early redemption fee equal to five percent (5%) of the proceeds of such withdrawal (the “early redemption fee”).  The early redemption fee shall apply to each capital contribution (initial and subsequent) made to the Series by a Member.

Payment of Ninety Percent (90%) of the proceeds of a complete withdrawal shall be made within thirty (30) business days after the effective date of withdrawal, at the end of the Series’ Fiscal Quarter, with the balance (the “audit holdback”) being paid thirty (30) days after the completion of the Fund’s annual audit of the Series.  The actual amount of the audit holdback due to a Member is subject to adjustment based on the Fund’s final audit of the Series held by such Member.

The Manager may at any time require any Member to withdraw all or any portion of its Capital Account as of any month-end for any reason in its sole discretion.  The Manager will endeavor to provide a Member at least five (5) days’ prior notice of any such required withdrawal.

The Series may require all of its Members to withdraw in the event that the Manager believes the continued operation of the Series would be impracticable, imprudent or uneconomical for any reason in its sole discretion.  Mandatory withdrawals shall not be subject to an early redemption fee.

The Manager holds a 1% Membership Interest in the Fund.  The Manager waived its allocation of income (and loss, if any) derived from Manager’s Membership Interest since inception.  Subsequent to year-end, the Manager transferred the 1% Membership Interest to the other Member.

Members’ Interests transactions for the year ended December 31, 2014 were as follows:

Members’ Interests
Members’ interests outstanding at beginning of the year	$ 27,344,683
Members’ interests issued	1,000,000
Net decrease in members’ equity resulting from operations	(112,921)
Members’ interests outstanding at end of the year	28,231,762
Members’ equity per interest at end of the year	$ 28,231,762

As of December 31, 2014, one Member represented 100% of the Members’ Equity.

4.

RELATED PARTY TRANSACTIONS

Series 1 of the Fund will pay an annual Management Fee (“the Management Fee”) of one percent (1.00%) calculated based on members’ equity and paid on a monthly basis to the Investment Adviser.  The Investment Adviser may pay a portion of this Management Fee, only in accordance with, and as permitted by, applicable laws and regulations, to third parties under the arrangements agreed between them.  The Investment Adviser may modify or waive all or any portion of the Management Fee with respect to any Series or any Member thereof (including, but not limited to, employees or affiliates of the Investment Adviser).  The management fee payable at December 31, 2014 was $22,351.

Total expenses, excluding management fees, are capped at 100 basis points of the prior valuation.  During the year ended December 31, 2014, there was no expense reimbursement by the Investment Adviser.

5.

ADMINSTRATIVE FEES AND CUSTODIAN FEES

The Fund has entered into an administration agreement (the “Administration Agreement”) with The Northern Trust Company (the “Administrator”), to perform certain financial, accounting, administrative and other services on behalf of the Fund, including the preparation of interim financial statements, the calculation of Fund investment performance, the calculation of any fees payable to the Manager, collecting and processing subscription, redemption and transfer paperwork, performing certain anti-money laundering procedures and the preparation of interim reports to Members.  For its services, the Administrator will be paid its customary rates for providing these services.  The Manager may, in its sole and absolute discretion, replace the Administrator without prior notice to the Members.

The administration fee is calculated on a tiered asset-based fee on the fair value of the entire series of funds as agreed upon by the parties.  The minimum monthly fee is $5,000.

The Fund’s custodial bank is Northern Trust.  The Manager may, in its sole and absolute discretion, replace the bank without prior notice to the Members.  The minimum monthly fee is $7,500.

The administrative fees and custody fees payable at December 31, 2014 were $36,000 and $39,000 respectively.

6.

FAIR VALUE MEASUREMENTS

In accordance with ASC section 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Series.  Unobservable inputs reflect the Series’ own judgment about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

These inputs are summarized in the three broad levels listed below:

Level 1

Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Series has the ability to access at the measurement date;

Level 2

Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3

Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

Factors considered by the Investment Adviser, if applicable, in valuing portfolio securities held by the Series include the existence of restrictions upon the sale of the security by the Series, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities or financial instruments, if any.  The following table is a summary of the inputs used in valuing the Series’ investments and other financial instruments, which are based on fair values, for the year ended December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$ 17,841,920	$ -	$ -	$ 17,841,920
Convertible Bonds	-	-	3,487	3,487
Participation (equity linked) notes	-	4,490,536	-	4,490,536
Rights	-	211	-	211
Warrants (equity linked)	-	5,152,197	-	5,152,197
Total Investments	$ 17,841,920	$ 9,642,944	$ 3,487	$ 27,488,351

During the year ended December 31, 2014, the Series had purchases and sales of $12,136,114 and $9,977,330, respectively.

The following table reconciles the beginning and ending fair value of the Series Level 3 portfolio investments:

	BALANCE AS OF 12/31/2013	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	PURCHASES	(SALES)	NET TRANSFERS IN AND/OR OUT OF LEVEL 3	BALANCE AS OF 12/31/2014
Convertible Bond
Oman	$ -	$ -	$ 3,487	$ -	$ -	$ -	$ 3,487
Total	$ -	$ -	$ 3,487	$ -	$ -	$ -	$ 3,487

The amount of change in total unrealized appreciation on investments in Level 3 securities still held at December 31, 2014 was approximately $3,487 which is included in the Statement of Operations as part of the net change in unrealized appreciation on investments.

It is the Series’ policy to recognize transfers between levels at the end of the reporting period.  There were no transfers between levels for the year ended December 31, 2014.

7.

INDEMNIFICATIONS

The Fund has provided general indemnifications to the Manager when it acts, in good faith, in the best interest of the Fund.  The Fund is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

8.

FINANCIAL HIGHLIGHTS

The financial highlights for the year ended December 31, 2014 were as follows:

Total Return

(0.40%)

Ratios as a percentage of average member’s equity:

Net investment income

2.29%

Operating expenses

(1.87%)

Portfolio turnover rate

35.12%

9.

RISK DISCLOSURES

The Series’ activities expose it to a variety of financial risks including, but not limited to market risk, business and regulatory risks, custody risks and risks related to foreign securities and derivatives.  Market risk represents the potential loss that can be caused by a change in the market value of a financial instrument.  The Series’ exposure to market risk could be determined by a number of factors including market volatility and the size, composition and diversification of positions held.

Legal, tax and regulatory changes could occur during the term of the Series that may adversely affect the Series.  The regulatory environment for hedge funds is evolving, and changes in the regulation of hedge funds may adversely affect the value of investments held by the Series and the ability of the Series to pursue its trading strategies.  In addition, securities markets are subject to comprehensive statutes and regulations.  Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.  The effect of any future regulatory change on the Series could be substantial and adverse.

The Series maintains a custody account with the custodian.  Although the Manager monitors the custodian and believes that it is an appropriate custodian, there is no guarantee that the custodian, or any other custodian that the Series may use from time to time, will not become insolvent.  While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seeks to protect customer property in the event of a failure, insolvency or liquidation of a broker-dealer, there is no certainty that, in the event of a failure of a broker-dealer that has custody of Series’ assets, the Series will not incur losses due to its assets being unavailable for a period of time, ultimately less than full recovery of its assets, or both.  Because all of the Series’ assets were held with a single custodian, such losses could be significant and could materially impair the ability of the Series to achieve its investment objective.

The Series may invest in the securities of foreign companies, which involve special risks and considerations not typically associated with investing in United States companies.  These risks included devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices and future adverse political and economic developments.  Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than securities of comparable United States companies.

10.

SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the financial statements up to May 6, 2016, the date the financial statements were available to be issued.

Subsequent to December 31, 2014, the Fund recorded capital contributions of $2,000,000.  In addition, the Series has entered into an agreement with Frontier Funds, Inc. to convert the Series from a private fund to an open-ended and publicly traded mutual fund pursing substantially the same investment strategy.  Any such conversion is subject to approval by the Series’ members and by governmental agencies.  Despite its efforts to effect such a conversion by May 31, 2016, there can be no assurance that such a conversion will be effective by that time, or at all.

PART C

OTHER INFORMATION

Item 28.

Exhibits

See “Exhibit Index.”

Item 29.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 30.

Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers (within the meaning of the Maryland General Corporation Law), whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.

Business and Other Connections of Investment Adviser

Frontegra Asset Management, Inc. (“Frontegra”) serves as the investment adviser with respect to the Registrant’s Frontier Netols Small Cap Value, Frontier Phocas Small Cap Value, Frontier MFG Global Equity, Frontier MFG Core Infrastructure,  Frontier MFG Global Plus and Frontier Silk Invest New Horizons Funds.  Frontegra is a registered investment adviser.  The business and other connections of Frontegra, as well as the names and titles of the executive officers and directors of Frontegra, are further described in Frontegra’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Netols Asset Management, Inc. (“Netols”) serves as a subadviser with respect to the Registrant’s Frontier Netols Small Cap Value Fund.  Netols is a registered investment adviser.  The business and other connections of Netols, as well as the names and titles of the executive officers and directors of Netols, are further described in Netols’ Form ADV as filed with the SEC.

Phocas Financial Corporation (“Phocas”) serves as a subadviser with respect to the Registrant’s Frontier Phocas Small Cap Value Fund.  Phocas is a registered investment adviser.  The business and other connections of Phocas, as well as the names and titles of the executive officers and directors of Phocas, are further described in Phocas’ Form ADV as filed with the SEC.

Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”) serves as subadviser with respect to the Registrant’s Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund.  MFG Asset Management is a registered investment adviser.  The business and other connections of MFG Asset Management, as well as the names and titles of the executive officers and directors of MFG Asset Management are further described in MFG Asset Management’s Form ADV as filed with the SEC.

Silk Invest Limited (“Silk”) serves as a subadviser with respect to the Registrant’s Frontier Silk Invest New Horizons Fund.  Silk is a registered investment adviser.  The business and other connections of Silk, as well as the names and titles of the executive officers and directors of Silk, are further described in Silk’s Form ADV as filed with the SEC.

Timpani Capital Management LLC (“Timpani”) serves as the investment adviser with respect to the Registrant’s Frontier Timpani Small Cap Growth Fund.  Timpani is a registered investment adviser.  The business and other connections of Timpani, as well as the names and titles of the executive officers and directors of Timpani, are further described in Timpani’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the directors or executive officers of Frontegra, Timpani, or any of the subadvisers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment Advisers and Subadvisers” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 32.

Principal Underwriters

(a)

None

(b)

Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director
Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
Carol Ann Kinzer 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	Financial Operations Principal	None

(c)

None

Item 33.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section, are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Investment Adviser to Frontier Netols Small Cap Value, Frontier Phocas Small Cap Value, Frontier MFG Global Equity, Frontier MFG Core Infrastructure, Frontier MFG Global Plus and Frontier Silk Invest New Horizons Funds

Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Registrant’s Subadviser to Frontier Netols Small Cap Value Fund	Netols Asset Management, Inc. 1045 W. Glen Oaks Lane, Suite 202 Mequon, Wisconsin 53092

Registrant’s Subadviser to Frontier Phocas Small Cap Value Fund	Phocas Financial Corporation 980 Atlantic Avenue, Suite 106 Alameda, California 94501

Registrant’s Subadviser to Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund	MFG Asset Management MLC Centre Level 36, 19 Martin Place Sydney, NSW, Australia 2000

Registrant’s Subadviser to Frontier Silk Invest New Horizons Fund	78 Cannon Street London EC4N 6HL United Kingdom

Registrant’s Investment Adviser to Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, Wisconsin 53224

Registrant’s Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Registrant’s Distributor	Frontegra Strategies, LLC 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Item 34.

Management Services

All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 27th day of February, 2017.

FRONTIER FUNDS, INC. (Registrant)

By:

/s/ William D. Forsyth III

William D. Forsyth III

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ William D. Forsyth III William D. Forsyth III	President and a Director (principal executive officer)	February 27, 2017

/s/ Elyce D. Dilworth Elyce D. Dilworth	Chief Compliance Officer and Treasurer (principal financial officer)	February 27, 2017

David L. Heald	Director*

Steven K. Norgaard	Director*

James M. Snyder	Director*

*By: /s/ William D. Forsyth III William D. Forsyth III President Attorney-in-fact pursuant to a Power of Attorney filed on October 28, 2013, Post- Effective Amendment No. 83.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 26, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14
(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(a.15)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(a.16)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 11, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(a.17)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 16, 2009	Filed September 17, 2009, Post-Effective Amendment No. 53

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.18)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 30, 2009	Filed October 28, 2009, Post-Effective Amendment No. 54
(a.19)	Articles of Amendment dated October 9, 2009	Filed October 28, 2009, Post-Effective Amendment No. 54
(a.20)	Articles of Amendment dated December 15, 2009	Filed December 31, 2009, Post-Effective Amendment No. 57
(a.21)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 15, 2009	Filed December 31, 2009, Post-Effective Amendment No. 57
(a.22)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 24, 2010	Filed July 16, 2010, Form N-14
(a.23)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 13, 2010	Filed September 30, 2010, Post-Effective Amendment No. 65
(a.24)	Articles of Amendment dated October 26, 2010	Filed October 28, 2010, Post-Effective Amendment No. 67
(a.25)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2011	Filed March 14, 2011, Form N-14
(a.26)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 28, 2011	Filed July 1, 2011, Post-Effective Amendment No. 74
(a.27)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 9, 2011	Filed December 28, 2011, Post-Effective Amendment No. 79
(a.28)	Articles of Amendment dated October 2, 2012	Filed October 28, 2013, Post-Effective Amendment No. 83
(a.29)	Articles Supplementary to the Registrant’s Articles of Incorporation dated February 19, 2013	Filed October 28, 2013, Post-Effective Amendment No. 83
(a.30)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2013	Filed October 28, 2013, Post-Effective Amendment No. 83
(a.31)	Form of Articles of Amendment dated October 27, 2014	Filed October 28, 2014, Post-Effective Amendment No. 85
(a.32)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 12, 2015	Filed March 23, 2015, Post-Effective Amendment No. 88
(a.33)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2016	Filed March 17, 2016, Post-Effective Amendment No. 97
(a.34)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 24, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(b)	Registrant’s Amended and Restated By-Laws	Filed October 28, 2013, Post-Effective Amendment No. 83
(c)	Instruments Defining Rights of Security Holders	Incorporated by Reference to the Articles of Incorporation and Bylaws

2

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(d.1)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.2)	Form of Exhibit F to Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.3)	Form of Exhibit I to Investment Advisory Agreement	Filed October 6, 2010, Post-Effective Amendment No. 66
(d.4)	Form of Exhibit J to Investment Advisory Agreement	Filed June 1, 2011, Post-Effective Amendment No. 72
(d.5)	Form of Exhibit K to Investment Advisory Agreement	Filed December 28, 2011, Post-Effective Amendment No. 79
(d.6)	Form of Exhibit L to Investment Advisory Agreement	Filed December 28, 2011, Post-Effective Amendment No. 79
(d.7)	Exhibit M to Investment Advisory Agreement	Filed March 23, 2015, Post-Effective Amendment No. 88
(d.8)	Form of Exhibit N to Investment Advisory Agreement	Filed May 18, 2016, Post-Effective Amendment No. 101
(d.9)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Netols Asset Management, Inc.	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(d.10)	Form of Investment Advisory Agreement with Timpani Capital Management LLC	Filed June 24, 2015, Definitive Proxy Statement on Schedule 14A
(d.11)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Phocas Financial Corporation	Filed October 6, 2010, Post-Effective Amendment No. 66
(d.12)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Magellan Asset Management Limited doing business as MFG Asset Management	Filed December 28, 2011, Post-Effective Amendment No. 79
(d.13)	Amendment to Subadvisory Agreement Between Frontegra Asset Management, Inc. and Magellan Asset Management Limited doing business as MFG Asset Management	Filed March 23, 2015, Post-Effective Amendment No. 88
(d.14)

Amended and Restated Expense Cap/Reimbursement
Agreement regarding the Frontier Netols Small Cap
Value Fund, Frontier Phocas Small Cap Value Fund,
Frontier MFG Global Equity Fund, Frontier MFG
Global Plus Fund and Frontier MFG Core Infrastructure
Fund

Filed October 28, 2016, Post-Effective Amendment No. 103

3

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(d.15)	Amended and Restated Expense Cap/Reimbursement Agreement regarding Service Class shares of the Frontier Timpani Small Cap Growth Fund	Filed October 28, 2016, Post-Effective Amendment No. 103
(d.16)	Form of Expense Cap/Reimbursement Agreement regarding the Frontier Silk Invest New Horizons Fund	Filed May 18, 2016, Post-Effective Amendment No. 101
(d.17)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Silk Invest Limited	Filed May 18, 2016, Post-Effective Amendment No. 101
(e.1)	Distribution Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(e.2)	Amended Exhibit A to Distribution Agreement		X
(f)	None
(g.1)	Custody Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85
(g.2)	Amendment to Custody Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(h.1)	Transfer Agent Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85
(h.2)	Amendment to Transfer Agent Services Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(h.3)	Fund Administration Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85
(h.4)	Amendment to Fund Administration Servicing Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(h.5)	Fund Accounting Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85
(h.6)	Amendment to Fund Accounting Servicing Agreement dated March 17, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(h.7)	Power of Attorney	Filed October 28, 2013, Post-Effective Amendment No. 83
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 25, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 4, 2007	Filed September 4, 2007, Post-Effective Amendment No. 35
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated July 18, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated July 1, 2011	Filed July 1, 2011, Post-Effective Amendment No. 74
(i.5)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 27, 2011	Filed December 28, 2011, Post-Effective Amendment No. 79

4

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 26, 2012	Filed October 29, 2012, Post-Effective Amendment No. 81
(i.7)	Opinion and Consent of Godfrey & Kahn, S.C. dated March 23, 2015	Filed March 23, 2015, Post-Effective Amendment No. 88
(i.8)	Opinion and Consent of Godfrey & Kahn, S.C. dated March 17, 2016	Filed March 17, 2016, Post-Effective Amendment No. 97
(i.9)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 18, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(j)	Consent of Independent Registered Public Accounting Firm		X
(k)	None
(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1
(m.1)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44
(m.2)	Shareholder Servicing Plan	Filed March 17, 2016, Post-Effective Amendment No. 97
(m.3)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(n.1)	Amended and Restated Multiple Class Plan	Filed March 17, 2016, Post-Effective Amendment No. 97
(n.2)	Amendment to Appendix A of the Amended and Restated Multiple Class Plan dated March 21, 2016	Filed May 18, 2016, Post-Effective Amendment No. 101
(o)	Reserved
(p.1)	Netols Asset Management, Inc. Code of Ethics and Personal Trading Policy	Filed October 28, 2014, Post-Effective Amendment No. 85
(p.2)	Magellan Asset Management Ltd. Code of Ethics	Filed October 28, 2014, Post-Effective Amendment No. 85
(p.3)	Phocas Financial Corporation Code of Ethics	Filed October 28, 2013, Post-Effective Amendment No. 83
(p.4)	Code of Ethics for Access Persons of Frontier Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC, Frontier Partners, Inc. and Timpani Capital Management LLC	Filed October 28, 2016, Post-Effective Amendment No. 103
(p.5)	Magellan Asset Management Limited Personal Trading Policy	Filed October 28, 2016, Post-Effective Amendment No. 103
(p.6)	Magellan Financial Group Limited Code of Ethics	Filed October 28, 2016, Post-Effective Amendment No. 103
(p.7)	Silk Invest Limited Code of Ethics	Filed May 18, 2016, Post-Effective Amendment No. 101

5